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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Khimmara Greer, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450	Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

LYRICAL U.S. VALUE EQUITY FUND

Institutional Class (LYRIX)

Investor Class (LYRBX)

LYRICAL INTERNATIONAL VALUE EQUITY FUND

Institutional Class (LYRWX)

Investor Class (LYRNX)

Annual Report

November 30, 2021

LYRICAL FUNDS	November 30, 2021
LETTER TO SHAREHOLDERS	(Unaudited)

Dear Fellow Shareholders,

Enclosed is the Annual Report to shareholders of the Lyrical U.S. Value Equity Fund (the “Fund”) and Lyrical International Value Equity Fund (the “International Fund”) (collectively, the “Funds”). On behalf of the Funds and their investment adviser, Lyrical Asset Management LP, I would like to thank you for your investment.

Lyrical U.S. Value Equity

For the twelve months ended November 30, 2021, the Fund’s Institutional Class produced a total return of +30.44% outperforming the total return for the S&P 500 of +27.92%. The year started with a great performance run with our relative outperformance peaking in May. After that, our portfolio continued to gain, but the S&P 500 gained more, narrowing our outperformance margin. We are still very pleased to have outperformed by 252 bp for the year.

Since its launch on February 4, 2013 through November 30, 2021, the Fund’s Institutional Class has produced a cumulative total return of +185.81%, compared to the +263.43% cumulative total return for the S&P 500® Index (the “S&P 500”). For the twelve months ended November 30, 2021, the three positions that most positively impacted performance were Dell Technologies (DELL), United Rentals, Inc. (URI), and Ameriprise Financial, Inc. (AMP) with contributions of 275 basis points (bps) (up 64%), 271 bps (up 49%) and 240 bps (up 59%), respectively; conversely, the three positions that most negatively impacted performance were Cigna Corporation (CI), NortonLifeLock Inc. (NLOK), and Celanese Corporation (CE) which detracted 100 bps (down 25%), 35 bps (down 8%) and 33 bps (down 6%), respectively. Please see the following for commentary on these stocks for the period:

Dell Technologies (DELL) up 64%: DELL consistently beat earnings expectations through the year as it benefited from strong demand and from its superior ability to deliver product amidst global supply chain shortages which led to market share gains. In addition, the company completed the long-expected spin-off of its 81% holding in VMW at the beginning of November, which resulted in an $11.5 bn cash dividend to DELL. The company used this cash to accelerate its deleveraging program. In anticipation of the spin-off, DELL had an analyst day where it laid out its post-VMW financial targets of 3-4% revenue growth and 6+% EPS growth, as well as a material stock buyback and dividend plan. These targets were above analyst forecasts.

United Rentals, Inc. (URI) up 49%: URI began the year with a big earnings and sales beat, and guidance for 2021 that was ahead of consensus, as the company was seeing its markets recovering. As the year progressed, the operating environment continued to recover, and the company raised its capex guidance three times in order to lean into the growth in demand it was seeing. With its scale the company was able to procure the fleet it needed, despite one of the tightest equipment supply environments management had ever seen. Management is sanguine about performance continuing in 2022, and believes that they’re in the early innings of this up cycle.

Ameriprise Financial, Inc. (AMP) up 59%: Throughout the year, AMP has had solid earnings beats with steady increases in advisor productivity (revenue per advisor) as the company continues it shift toward its higher quality, asset-light Advice and Wealth Management (AWM), and Asset Management (AM) businesses, which now generate over 80% of total operating earnings. In addition, performance has been boosted by improving net asset flows, equity market appreciation, and good performance in the company’s asset management business.

Cigna Corporation (CI) down 25%: CI had solid fundamental performance in 2021, with several earnings beats and positive revisions to sales and earnings guidance. In the summer, the company saw a temporary increase in medical cost ratios due to the Delta variant and increases in patient care utilization, but this was offset by higher revenue and better investment performance. The company expects a return to roughly normal operating conditions in 2022, and reaffirmed its long-term earnings growth targets as well.

NortonLifeLock Inc. (NLOK) down 8%: We added NortonLifeLock to the portfolio in September of 2021. Since then, the company had one modest earnings beat, and no material, fundamental news. Next-twelve-month earnings expectations have increased 3%, while the multiple has compressed by slightly more, leading to roughly flat stock price performance through the end of 2021.

Celanese Corporation (CE) down 6%: We sold Celanese in February of 2021, substituting it with Lithia Motors in our portfolio. We still saw upside in Celanese at the time, but saw materially more upside in Lithia Motors. During the short period we held the stock in 2021, the company beat earnings by 24% and sales by 15%, but it appears those results were largely expected by the market, as the stock rose just 0.4% on the day.

In analyzing the Fund portfolio’s performance attribution, we find it helpful to examine both the investment success rate and any skew in the distribution of returns. Over the life of the Fund, 76% of the Fund’s investments posted gains, and 34% outperformed the S&P 500.   Skew has been a negative factor, as the Fund’s outperformers have outperformed by 108%, while our underperformers have underperformed by 124% over the life of the Fund. For the twelve-month period ended November 30, 2021, 80% of the Fund’s investments posted gains, and 53% outperformed the S&P 500. For the twelve-month period, skew has been a positive factor as the Fund’s outperformers have outperformed by 23%, while our underperformers have underperformed by 18%.

During the life of the Fund we have sold forty-four positions, as nine companies announced they were being acquired, twenty-two approached our estimates of fair value, for four lost conviction in our thesis, for one the company announced or completed acquisitions which increased the complexity and decreased analyzability and for eight the risk/reward became less compelling than other opportunities. For each sale we added a new position from our pipeline of opportunities.

As of November 30, 2021, the valuation of our portfolio is 10.1 times the next twelve months consensus earnings. The S&P 500 has a valuation of 20.7 times earnings on this same basis, a premium of 104.9% over the Fund.

Lyrical International Value Equity

In March 2020, we launched the Lyrical International Value Equity Fund to employ our value strategy in the international space. Our portfolio is constructed to be balanced and diversified across approximately 25-40 positions at time of portfolio implementation, giving us exposure to as many different types of companies and situations as possible without sacrificing our strict investment standards.

Since its launch on March 2, 2020 through November 30, 2021, the Lyrical International Value Equity Fund – Institutional Class has produced a total return of +27.66%, compared to the +26.71% total return for the MSCI EAFE. For the twelve months ended November 30, 2021, the Fund’s Institutional Class produced a total return of +15.84% compared to the total return for the MSCI EAFE of +10.77%. For the twelve months ended November 2021, the three positions that most positively impacted performance were Ashtead Group plc (AHT-LON), TFI International Inc. (TFII-CA), and Entain PLC (ENT-LON) with contributions of 351 basis points (bps) (up 72%), 315 bps (up 97%) and 267 bps (up 60%), respectively; conversely, the three positions that most negatively impacted performance were Atos SE (ATO-FR), Nintendo Co., Ltd. Unsponsored ADR (NTDOY-US), and Suzuki Motor Corp. (7269-JP) which detracted 240 bps (down 53%), 144 bps (down 29%) and 127 bps (down 23%), respectively.

Lyrical Asset Management’s Investment Philosophy and Portfolio Construction

For new investors since our previous letter to the Fund’s shareholders we’d like to briefly outline our investment philosophy and portfolio construction approach.

We believe our strategy and approach to investing differentiate us from other investment managers, even those that share a value approach to investing. We are deep value investors and by this we mean that we look to invest in companies trading significantly below intrinsic value. This separates us from other value managers who focus generally on relative value or core value approaches and whose portfolio characteristics have higher Price/Earnings, Price/Book and Price/Cash Flow multiples. We assess valuation based on current price relative to long-term normalized earnings, which contrasts us to those that rely on Price/Book or dividend yield. We only invest in what we consider to be quality businesses that we believe should earn good returns on invested capital, and avoid volatile businesses and companies with excessive leverage. Other value investors may consider owning any business regardless of quality if they believe the price is low enough. Lastly, we only invest in businesses we can understand and avoid those that are excessively complex or require specialized technical knowledge, even though they may appear cheap from a high-level perspective.

We construct our portfolio purely bottom up and without regard to what is or is not contained in a benchmark. We are concerned with concentration risk and have strict limits on how much capital can be invested in any one position or any one industry. Our long portfolio is constructed to be balanced and diversified across approximately 33 positions, giving us exposure to many different types of companies and situations without sacrificing our strict investment standards.

Thank you for your continued trust and interest in Lyrical Asset Management.

Sincerely,

Andrew Wellington

Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-884-8099.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of the Funds’ prospectus please visit the Funds’ website at www.lyricalvaluefunds.com or call 1-888-884-8099 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time, and may no longer be held by the Funds. For a complete list of securities held by the Funds as of November 30, 2021, please see the Schedules of Investments section of this Report. The opinions of the Fund’s adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Funds and the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward- looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

LYRICAL U.S. VALUE EQUITY FUND PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in
Lyrical U.S. Value Equity Fund - Institutional Class(a) versus the S&P 500® Index

Average Annual Total Returns (for the periods ended November 30, 2021)
			Since
	1 Year	5 Years	Inception(c)
Lyrical U.S. Value Equity Fund - Institutional Class (b)	30.44%	9.85%	12.65%
Lyrical U.S. Value Equity Fund - Investor Class (b)	30.10%	9.52%	8.51%
S&P 500® Index (d)	27.92%	17.90%	15.76%(e)

(a)	The line graph above represents performance of the Institutional Class only, which will vary from the performance of the Investor Class based on the differences in fees paid by shareholders in the different classes.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Commencement of operations for Institutional Class shares was February 4, 2013. Commencement of operations for Investor Class shares was February 24, 2014.

(d)	The S&P 500® Index is a market capitalization weighted index of 500 large companies that is widely used as a barometer of U.S. stock market performance. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

(e)	Represents the period from February 4, 2013 (date of commencement of operations of Institutional Class shares) through November 30, 2021.

LYRICAL INTERNATIONAL VALUE EQUITY FUND PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in

Lyrical International Value Equity Fund - Institutional Class(a) versus the MSCI EAFE Index

Average Annual Total Returns (for the periods ended November 30, 2021)
		Since
	1 Year	Inception(c)
Lyrical International Value Equity Fund - Institutional Class (b)	15.84%	14.99%
Lyrical International Value Equity Fund - Investor Class (b)	15.60%	14.73%
MSCI EAFE Index (d)	10.77%	14.50%

(a)	The line graph above represents performance of the Institutional Class only, which will vary from the performance of the Investor Class based on the differences in fees paid by shareholders in the different classes.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Commencement of operations for Institutional Class shares and Investor Class shares was March 2, 2020.

(d)	The MSCI EAFE (Europe, Australasia, and Far East) Index is a free float-adjusted weighted capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of November 30, 2021, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

LYRICAL U.S. VALUE EQUITY FUND PORTFOLIO INFORMATION November 30, 2021 (Unaudited)

Lyrical U.S. Value Equity Fund vs. S&P 500® Index

Sector Diversification

30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
(% of Net Assets)
Communications
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Materials
Real Estate
Technology
Utilities
Lyrical U.S. Value Equity Fund
S&P 500® Index

Top Ten Equity Holdings

% of
Security Description	Net Assets
United Rentals, Inc.	5.8%
Ameriprise Financial, Inc.	5.3%
Broadcom, Inc.	5.1%
eBay, Inc.	4.8%
HCA Healthcare, Inc.	4.2%
Centene Corporation	4.2%
Crown Holdings, Inc.	3.8%
Whirlpool Corporation	3.8%
NortonLifeLock, Inc.	3.7%
Suncor Energy, Inc.	3.7%

LYRICAL INTERNATIONAL VALUE EQUITY FUND PORTFOLIO INFORMATION November 30, 2021 (Unaudited)

Lyrical International Value Equity Fund

Country Diversification

Top Ten Equity Holdings

% of
Security Description	Net Assets
Hitachi Ltd.	5.8%
Bollore S.A.	5.3%
Exor N.V.	5.1%
Sony Group Corporation	5.0%
Suncor Energy, Inc.	4.9%
Fairfax Financial Holdings Ltd.	4.9%
Entain plc	4.7%
Liberty Global plc - Series C	4.6%
TFI International, Inc.	4.6%
ITOCHU Corporation	4.5%

LYRICAL U.S. VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
November 30, 2021

COMMON STOCKS — 97.8%	Shares	Value
Communications — 3.5%
Cable & Satellite — 3.5%
Liberty Global plc - Series C (a)	916,258	$24,409,113

Consumer Discretionary — 14.1%
Apparel & Textile Products — 1.6%
Hanesbrands, Inc.	698,915	11,287,477

Automotive — 0.9%
Adient plc (a)	159,307	6,762,582

E-Commerce Discretionary — 4.8%
eBay, Inc.	503,072	33,937,237

Home & Office Products — 3.8%
Whirlpool Corporation	122,308	26,631,344

Retail - Discretionary — 3.0%
Lithia Motors, Inc.	48,801	14,217,196
Qurate Retail, Inc. - Series A	835,855	6,686,840
		20,904,036
Energy — 3.7%
Oil & Gas Producers — 3.7%
Suncor Energy, Inc.	1,063,471	25,895,519

Financials — 18.4%
Asset Management — 7.6%
Affiliated Managers Group, Inc.	93,806	15,959,215
Ameriprise Financial, Inc.	129,092	37,385,043
		53,344,258
Insurance — 6.1%
Assurant, Inc.	115,295	17,536,369
Lincoln National Corporation	383,641	25,446,908
		42,983,277
Specialty Finance — 4.7%
AerCap Holdings N.V. (a)	304,819	17,082,057
Air Lease Corporation	234,417	9,514,986
Alliance Data Systems Corporation	102,163	6,963,430
		33,560,473

LYRICAL U.S. VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 97.8% (Continued)	Shares	Value
Health Care — 11.5%
Health Care Facilities & Services — 11.5%
Centene Corporation (a)	414,380	$29,590,876
Cigna Corporation	111,560	21,408,364
HCA Healthcare, Inc.	131,597	29,686,967
		80,686,207
Industrials — 8.7%
Industrial Support Services — 5.8%
United Rentals, Inc. (a)	120,341	40,764,310

Transportation & Logistics — 2.9%
GXO Logistics, Inc. (a)	215,798	20,727,398

Materials — 7.8%
Chemicals — 1.3%
Univar Solutions, Inc. (a)	361,921	9,377,373

Containers & Packaging — 6.5%
Berry Global Group, Inc. (a)	272,809	18,837,462
Crown Holdings, Inc.	252,124	26,674,719
		45,512,181
Technology — 27.7%
Semiconductors — 5.1%
Broadcom, Inc.	64,923	35,946,566

Software — 9.0%
Concentrix Corporation	100,258	16,642,828
Loyalty Ventures, Inc. (a)	40,372	1,158,665
NortonLifeLock, Inc.	1,054,062	26,193,441
VMware, Inc. - Class A	166,111	19,391,798
		63,386,732
Technology Hardware — 13.6%
Arrow Electronics, Inc. (a)	153,870	18,718,285
CommScope Holding Company, Inc. (a)	367,861	3,663,896
Dell Technologies, Inc. - Class C (a)	375,993	21,232,325
Flex Ltd. (a)	1,003,599	17,161,543
TD SYNNEX Corporation	101,714	10,523,330
Western Digital Corporation (a)	417,320	24,137,789
		95,437,168
Utilities — 2.4%
Electric Utilities — 2.4%
NRG Energy, Inc.	461,454	16,621,573

Total Common Stocks (Cost $507,534,751)		$688,174,824

LYRICAL U.S. VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 2.0%	Shares	Value
Invesco Short-Term Investments Trust - Institutional Class, 0.01% (b) (Cost $14,295,277)	14,295,277	$14,295,277

Investments at Value — 99.8% (Cost $521,830,028)		$702,470,101

Other Assets in Excess of Liabilities — 0.2%		1,646,941

Net Assets — 100.0%		$704,117,042

N.V. - Naamloze Vennootschap

plc - Public Limited Company

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of November 30, 2021.

See accompanying notes to financial statements.

LYRICAL INTERNATIONAL VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
November 30, 2021

COMMON STOCKS — 99.2%	Shares	Value
Australia — 0.8%
Redbubble Ltd. (a)(b)	8,038	$19,967

Canada — 20.2%
Element Fleet Management Corporation	7,977	76,914
Fairfax Financial Holdings Ltd.	274	121,576
Linamar Corporation	1,141	65,491
Suncor Energy, Inc.	5,015	122,142
TFI International, Inc.	1,147	113,861
		499,984
Finland — 2.1%
Konecranes OYJ (b)	1,366	53,025

France — 12.5%
Atos SE (b)	1,430	61,078
Bollore S.A. (b)	24,491	131,326
Elis S.A. (a)(b)	3,076	48,250
SPIE S.A. (b)	2,749	68,759
		309,413
Germany — 1.9%
Software AG (b)	1,081	45,870

Hong Kong — 3.1%
CK Hutchison Holdings Ltd. (b)	12,444	77,907

Isle of Man — 4.7%
Entain plc (a)(b)	5,197	115,510

Japan — 29.3%
Air Water, Inc. (b)	3,474	51,112
Hitachi Ltd. (b)	2,447	143,347
ITOCHU Corporation (b)	3,900	111,538
Kinden Corporation (b)	2,574	37,261
Kyudenko Corporation (b)	925	27,294
Nintendo Company Ltd. - ADR	1,782	98,153
SK Kaken Company Ltd. (b)	100	32,872
Sony Group Corporation (b)	1,024	124,942
Suzuki Motor Corporation (b)	2,469	99,672
		726,191

LYRICAL INTERNATIONAL VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 99.2% (Continued)	Shares	Value
Netherlands — 9.4%
AerCap Holdings N.V. (a)	1,922	$107,709
Exor N.V. (b)	1,432	125,468
		233,177
South Korea — 4.4%
Samsung Electronics Company Ltd. - ADR	73	109,354

Spain — 2.6%
Grupo Catalana Occidente S.A. (b)	2,057	65,276

Sweden — 2.2%
Intrum AB (b)	2,205	55,322

United Kingdom — 6.0%
Babcock International Group plc (a)(b)	8,981	35,306
Liberty Global plc - Series C (a)	4,280	114,019
		149,325

Total Common Stocks (Cost $2,252,640)		$2,460,321

MONEY MARKET FUNDS — 4.0%	Shares	Value
Invesco Short-Term Investments Trust - Institutional Class, 0.01% (c) (Cost $100,311)	100,311	$100,311

Investments at Value — 103.2% (Cost $2,352,951)		$2,560,632

Liabilities in Excess of Other Assets — (3.2%)		(79,102)

Net Assets — 100.0%		$2,481,530

AB - Aktiebolag

ADR - American Depositary Receipt

AG - Aktiengesellschaft

N.V. - Naamloze Vennootschap

OYJ - Julkinen Osakeyhtio

plc - Public Limited Company

S.A. - Societe Anonyme

SE - Societe Europaea

(a)	Non-income producing security.

(b)	Level 2 security (Note 2).

(c)	The rate shown is the 7-day effective yield as of November 30, 2021.

See accompanying notes to financial statements.

LYRICAL INTERNATIONAL VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

% of
Common Stocks by Sector/Industry	Net Assets
Communications — 9.9%
Cable & Satellite	4.6%
Entertainment Content	5.3%

Consumer Discretionary — 11.3%
Automotive	6.7%
Leisure Facilities & Services	4.6%

Consumer Staples — 8.4%
Retail - Consumer Staples	3.9%
Wholesale - Consumer Staples	4.5%

Energy — 4.9%
Oil & Gas Producers	4.9%

Financials — 19.2%
Asset Management	5.1%
Insurance	7.5%
Specialty Finance	6.6%

Industrials — 24.4%
Commercial Support Services	2.0%
Diversified Industrials	5.8%
Engineering & Construction	5.4%
Industrial Support Services	3.1%
Machinery	2.1%
Transportation & Logistics	6.0%

Materials — 3.4%
Chemicals	3.4%

Technology — 17.7%
Software	1.8%
Technology Hardware	13.4%
Technology Services	2.5%
99.2%

See accompanying notes to financial statements.

LYRICAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2021

	Lyrical	Lyrical
	U.S. Value	International
	Equity Fund	Value Equity Fund
ASSETS
Investments in securities:
At cost	$521,830,028	$2,352,951
At value (Note 2)	$702,470,101	$2,560,632
Cash	—	818
Cash denominated in foreign currency (Cost $—, $1,193)	—	1,190
Receivable for capital shares sold	985,854	—
Receivable for investment securities sold	1,073,623	—
Receivable from Adviser (Note 4)	—	14,105
Dividends receivable	491,217	4,099
Tax reclaims receivable	—	160
Other assets	27,445	5,595
Total assets	705,048,240	2,586,599

LIABILITIES
Payable for capital shares redeemed	321,312	25,852
Payable for investment securities purchased	—	59,344
Payable to Adviser (Note 4)	506,478	—
Payable to administrator (Note 4)	73,518	8,520
Accrued distribution fees (Note 4)	3,916	267
Other accrued expenses and liabilities	25,974	11,086
Total liabilities	931,198	105,069

NET ASSETS	$704,117,042	$2,481,530

NET ASSETS CONSIST OF:
Paid-in capital	$560,277,926	$2,292,906
Accumulated earnings	143,839,116	188,624
NET ASSETS	$704,117,042	$2,481,530

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$695,847,235	$1,354,509
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	32,237,241	112,562
Net asset value, offering price and redemption price per share (Note 2)	$21.59	$12.03
INVESTOR CLASS
Net assets applicable to Investor Class	$8,269,807	$1,127,021
Investor Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	385,962	93,908
Net asset value, offering price and redemption price per share (Note 2)	$21.43	$12.00

See accompanying notes to financial statements.

LYRICAL FUNDS
STATEMENTS OF OPERATIONS
Year Ended November 30, 2021

	Lyrical	Lyrical
	U.S. Value	International
	Equity Fund	Value Equity Fund
INVESTMENT INCOME
Dividend income	$6,594,340	$35,881
Foreign witholding taxes on dividends	(76,507)	(5,703)
Total investment income	6,517,833	30,178

EXPENSES
Investment advisory fees (Note 4)	4,925,380	18,686
Administration fees (Note 4)	469,970	26,250
Transfer agent fees (Note 4)	129,942	24,000
Fund accounting fees (Note 4)	88,650	38,469
Registration and filing fees	64,938	15,590
Compliance fees (Note 4)	60,089	12,000
Custody and bank service fees	46,327	25,634
Legal fees	24,713	24,713
Audit and tax services fees	16,860	17,460
Trustees’ fees and expenses (Note 4)	17,008	17,008
Networking fees	27,666	105
Postage and supplies	19,406	5,498
Distribution fees - Investor Class (Note 4)	17,842	2,647
Printing of shareholder reports	8,743	4,625
Insurance expense	8,055	3,165
Borrowing costs (Note 5)	1,555	—
Other expenses	16,772	17,724
Total expenses	5,943,916	253,574
Less fees reduced and/or expenses reimbursed by Adviser (Note 4)	(189,462)	(229,164)
Net expenses	5,754,454	24,410

NET INVESTMENT INCOME	763,379	5,768

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains from investment transactions	28,426,263	158,722
Net realized losses from foreign currency transactions (Note 2)	(3,011)	(2,691)
Net change in unrealized appreciation (depreciation) on investments	85,027,927	25,382
Net change in unrealized appreciation (depreciation) on foreign currency translation	—	(90)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	113,451,179	181,323

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$114,214,558	$187,091

See accompanying notes to financial statements.

LYRICAL U.S. VALUE EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	November 30,	November 30,
	2021	2020
FROM OPERATIONS
Net investment income	$763,379	$2,743,145
Net realized gains (losses) from investment transactions	28,426,263	(25,331,481)
Net realized losses from foreign currency transactions	(3,011)	(17,042)
Long-term capital gain distributions from regulated investment companies	—	111
Net change in unrealized appreciation (depreciation) on investments	85,027,927	(21,274,618)
Net increase (decrease) in net assets resulting from operations	114,214,558	(43,879,885)

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Class	(2,695,258)	(1,934,332)
Investor Class	(28,364)	—
Decrease in net assets from distributions to shareholders	(2,723,622)	(1,934,332)

CAPITAL SHARE TRANSACTIONS
Institutional Class
Proceeds from shares sold	330,798,300	168,250,674
Net asset value of shares issued in reinvestment of distributions to shareholders	1,740,431	1,436,425
Payments for shares redeemed	(73,789,282)	(414,530,075)
Net increase (decrease) in Institutional Class net assets from capital share transactions	258,749,449	(244,842,976)

Investor Class
Proceeds from shares sold	3,033,624	1,759,911
Net asset value of shares issued in reinvestment of distributions to shareholders	22,698	—
Payments for shares redeemed	(1,214,593)	(3,436,305)
Net increase (decrease) in Investor Class net assets from capital share transactions	1,841,729	(1,676,394)

TOTAL INCREASE (DECREASE) IN NET ASSETS	372,082,114	(292,333,587)

NET ASSETS
Beginning of year	332,034,928	624,368,515
End of year	$704,117,042	$332,034,928

See accompanying notes to financial statements.

LYRICAL U.S. VALUE EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year	Year
	Ended	Ended
	November 30,	November 30,
	2021	2020
CAPITAL SHARE ACTIVITY
Institutional Class
Shares sold	16,150,730	13,714,569
Shares issued in reinvestment of distributions to shareholders	99,170	87,791
Shares redeemed	(3,621,576)	(33,017,433)
Net increase (decrease) in shares outstanding	12,628,324	(19,215,073)
Shares outstanding at beginning of year	19,608,917	38,823,990
Shares outstanding at end of year	32,237,241	19,608,917

Investor Class
Shares sold	146,784	129,832
Shares issued in reinvestment of distributions to shareholders	1,299	—
Shares redeemed	(58,799)	(256,480)
Net increase (decrease) in shares outstanding	89,284	(126,648)
Shares outstanding at beginning of year	296,678	423,326
Shares outstanding at end of year	385,962	296,678

See accompanying notes to financial statements.

LYRICAL INTERNATIONAL VALUE EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Period
	Ended	Ended
	November 30,	November 30,
	2021	2020 (a)
FROM OPERATIONS
Net investment income	$5,768	$4,589
Net realized gains (losses) from investment transactions	158,722	(42,226)
Net realized losses from foreign currency transactions	(2,691)	(3,903)
Net change in unrealized appreciation (depreciation) on investments	25,382	182,299
Net change in unrealized appreciation (depreciation) on foreign currency translation	(90)	20
Net increase in net assets resulting from operations	187,091	140,779

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Class	(75,876)	—
Investor Class	(63,370)	—
Decrease in net assets from distributions to shareholders	(139,246)	—

CAPITAL SHARE TRANSACTIONS
Institutional Class
Proceeds from shares sold	659,808	552,331
Net asset value of shares issued in reinvestment of distributions to shareholders	75,876	—
Payments for shares redeemed	(8,813)	—
Net increase in Institutional Class net assets from capital share transactions	726,871	552,331

Investor Class
Proceeds from shares sold	712,602	583,250
Net asset value of shares issued in reinvestment of distributions to shareholders	63,370	—
Payments for shares redeemed	(345,518)	—
Net increase in Investor Class net assets from capital share transactions	430,454	583,250

TOTAL INCREASE IN NET ASSETS	1,205,170	1,276,360

NET ASSETS
Beginning of period	1,276,360	—
End of period	$2,481,530	$1,276,360

(a)	Represents the period from the commencement of operations (March 2, 2020) through November 30, 2020.

See accompanying notes to financial statements.

LYRICAL INTERNATIONAL VALUE EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year	Period
	Ended	Ended
	November 30,	November 30,
	2021	2020 (a)
CAPITAL SHARE ACTIVITY
Institutional Class
Shares sold	51,299	55,678
Shares issued in reinvestment of distributions to shareholders ...	6,317	—
Shares redeemed	(732)	—
Net increase in shares outstanding	56,884	55,678
Shares outstanding at beginning of period	55,678	—
Shares outstanding at end of period	112,562	55,678

Investor Class
Shares sold	54,243	60,275
Shares issued in reinvestment of distributions to shareholders ...	5,287	—
Shares redeemed	(25,897)	—
Net increase in shares outstanding	33,633	60,275
Shares outstanding at beginning of period	60,275	—
Shares outstanding at end of period	93,908	60,275

(a)	Represents the period from the commencement of operations (March 2, 2020) through November 30, 2020.

See accompanying notes to financial statements.

LYRICAL U.S. VALUE EQUITY FUND
INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year:

	Year		Year		Year	Year	Year
	Ended		Ended		Ended	Ended	Ended
	Nov. 30,		Nov. 30,		Nov. 30,	Nov. 30,	Nov. 30,
	2021		2020		2019	2018	2017
Net asset value at beginning of year	$16.68		$15.91		$15.55	$18.62	$16.60
Income (loss) from investment operations:
Net investment income (a)	0.03		0.10		0.05	0.03	0.01
Net realized and unrealized gains (losses) on investments and foreign currencies	5.02		0.72	(b)	0.76	(1.70)	3.54
Total from investment operations	5.05		0.82		0.81	(1.67)	3.55
Less distributions from:
Net investment income	(0.14)		(0.05)		(0.05)	(0.01)	(0.24)
Net realized gains	—		—		(0.40)	(1.39)	(1.29)
Total distributions	(0.14)		(0.05)		(0.45)	(1.40)	(1.53)
Net asset value at end of year	$21.59		$16.68		$15.91	$15.55	$18.62
Total return (c)	30.44%		5.16%		5.03%	(9.02%)	21.70%
Net assets at end of year (000’s)	$695,847		$327,121		$617,686	$907,366	$1,116,584
Ratios/supplementary data:
Ratio of total expenses to average net assets	1.01%		1.25%		1.41%	1.37%	1.37%
Ratio of net expenses to average net assets	0.99	% (d)	1.22	% (d)	1.41%	1.37%	1.37%
Ratio of net investment income to average net assets	0.13	% (d)	0.73	% (d)	0.36%	0.17%	0.03%
Portfolio turnover rate	14%		30%		33%	39%	22%

(a)	Per share net investment income has been determined on the basis of average number of shares outstanding during the year.

(b)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same year.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reimbursed expenses for the years ended November 30, 2021 and 2020 (Note 4).

(d)	Ratio was determined after fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

LYRICAL U.S. VALUE EQUITY FUND
INVESTOR CLASS
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year:

	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	Nov. 30,		Nov. 30,		Nov. 30,		Nov. 30,		Nov. 30,
	2021		2020		2019		2018		2017
Net asset value at beginning of year	$16.56		$15.78		$15.43		$18.54		$16.52
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.02)		0.07		0.02		(0.03)		(0.05)
Net realized and unrealized gains (losses) on investments and foreign currencies	4.98		0.71	(b)	0.73		(1.69)		3.53
Total from investment operations	4.96		0.78		0.75		(1.72)		3.48
Less distributions from:
Net investment income	(0.09)		—		—		—		(0.17)
Net realized gains	—		—		(0.40)		(1.39)		(1.29)
Total distributions	(0.09)		—		(0.40)		(1.39)		(1.46)
Net asset value at end of year	$21.43		$16.56		$15.78		$15.43		$18.54
Total return (c)	30.10%		4.94%		4.89%		(9.30%)		21.32%
Net assets at end of year (000’s)	$8,270		$4,914		$6,682		$19,811		$36,777
Ratios/supplementary data:
Ratio of total expenses to average net assets	1.79%		2.02%		2.03%		1.72%		1.70%
Ratio of net expenses to average net assets	1.24	% (d)	1.44	% (d)	1.70	% (d)	1.70	% (d)	1.70%
Ratio of net investment income (loss) to average net assets	(0.12	%) (d)	0.53	% (d)	0.10	% (d)	(0.18	%) (d)	(0.32%)
Portfolio turnover rate	14%		30%		33%		39%		22%

(a)	Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the year.

(b)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same year.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reimbursed expenses for the years ended November 30, 2021, 2020, 2019, and 2018 (Note 4).

(d)	Ratio was determined after fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

LYRICAL INTERNATIONAL VALUE EQUITY FUND
INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period:

	Year	Period
	Ended	Ended
	Nov. 30,	Nov. 30,
	2021	2020 (a)
Net asset value at beginning of period	$11.02	$10.00
Income from investment operations:
Net investment income (b)	0.05	0.05
Net realized and unrealized gains on investments and foreign currencies	1.69	0.97
Total from investment operations	1.74	1.02
Less distributions from:
Net investment income	(0.05)	—
Net realized gains	(0.68)	—
Total distributions	(0.73)	—
Net asset value at end of period	$12.03	$11.02
Total return (c)	15.84%	10.20	% (d)
Net assets at end of period (000’s)	$1,355	$613
Ratios/supplementary data:
Ratio of total expenses to average net assets	11.34%	21.16	% (e)
Ratio of net expenses to average net assets (f)	0.99%	1.03	% (e)
Ratio of net investment income to average net assets (f)	0.36%	0.72	% (e)
Portfolio turnover rate	34%	25	% (d)

(a)	Represents the period from the commencement of operations (March 2, 2020) through November 30, 2020.

(b)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would have been lower if the Adviser had not reduced fees and reimbursed expenses (Note 4).

(d)	Not annualized.

(e)	Annualized.

(f)	Ratio was determined after fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

LYRICAL INTERNATIONAL VALUE EQUITY FUND
INVESTOR CLASS
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period:

	Year	Period
	Ended	Ended
	Nov. 30,	Nov. 30,
	2021	2020 (a)
Net asset value at beginning of period	$11.00	$10.00
Income from investment operations:
Net investment income (b)	0.02	0.04
Net realized and unrealized gains on investments and foreign currencies	1.69	0.96
Total from investment operations	1.71	1.00
Less distributions from:
Net investment income	(0.03)	—
Net realized gains	(0.68)	—
Total distributions	(0.71)	—
Net asset value at end of period	$12.00	$11.00
Total return (c)	15.60%	10.00	% (d)
Net assets at end of period (000’s)	$1,127	$663
Ratios/supplementary data:
Ratio of total expenses to average net assets	11.70%	21.14	% (e)
Ratio of net expenses to average net assets (f)	1.24%	1.27	% (e)
Ratio of net investment income to average net assets (f)	0.16%	0.52	% (e)
Portfolio turnover rate	34%	25	% (d)

(a)	Represents the period from the commencement of operations (March 2, 2020) through November 30, 2020.

(b)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would have been lower if the Adviser had not reduced fees and reimbursed expenses (Note 4).

(d)	Not annualized.

(e)	Annualized.

(f)	Ratio was determined after fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS
November 30, 2021

1.	Organization

Lyrical U.S. Value Equity Fund and Lyrical International Value Equity Fund (individually, a “Fund” and collectively, the “Funds”) are each a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. Lyrical U.S. Value Equity Fund commenced operations on February 4, 2013. Lyrical International Value Equity Fund commenced operations on March 2, 2020.

The investment objective of each Fund is to seek to achieve long-term capital growth.

Each Fund offers two classes of shares: Institutional Class shares (sold without any sales loads and distribution and/or shareholder service fees and requiring a $100,000 initial investment) and Investor Class shares (sold without any sales loads, but subject to a distribution and/or shareholder service fee of up to 0.25% of the average daily net assets attributable to Investor Class shares, and requiring a $2,500 initial investment). Each share class represents an ownership interest in the same investment portfolio.

2.	Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Funds value their listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Lyrical International Value Equity Fund’s foreign equity securities actively traded in foreign markets may be classified as Level 2 despite the availability of closing prices because such securities are typically fair valued by an independent pricing service. The Board has authorized the Fund to retain an independent pricing service to determine the fair value of its foreign securities because the value of such securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report or merger announcement); or U.S. market-specific (such as a significant movement in the U.S. market that is deemed to affect the value of foreign securities). The pricing service uses an automated system that incorporates a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities.

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of each Fund’s investments by the inputs used to value the investments as of November 30, 2021:

Lyrical U.S. Value Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$688,174,824	$—	$—	$688,174,824
Money Market Funds	14,295,277	—	—	14,295,277
Total	$702,470,101	$—	$—	$702,470,101

Lyrical International Value Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$929,219	$1,531,102	$—	$2,460,321
Money Market Funds	100,311	—	—	100,311
Total	$1,029,530	$1,531,102	$—	$2,560,632

Refer to each Fund’s Schedule of Investments for a listing of securities by sector and industry type or geographical region. The Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended November 30, 2021.

Share valuation – The NAV per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of each Fund is equal to the NAV per share of such class.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Foreign currency translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern time on the respective date of such transactions.

C.	The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities that result from changes in exchange rates.

Allocation between Classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each Class of a Fund based upon its proportionate share of total net assets of that Fund. Class-specific expenses are charged directly to the Class incurring the expense. Common expenses which are not attributable to a specific Class are allocated daily to each Class of shares of a Fund based upon its proportionate share of total net assets of that Fund.

Common expenses – Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Each Fund distributes to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. The tax character of distributions paid to shareholders by the Funds during the years or period ended November 30, 2021 and 2020 was as follows:

	Year/Period	Ordinary	Long-Term	Total
	Ended	Income	Capital Gains	Distributions
Lyrical U.S. Value Equity Fund	11/30/2021	$2,723,622	$—	$2,723,622
	11/30/2020	$1,934,332	$—	$1,934,332
Lyrical International Value Equity Fund	11/30/2021	$59,272	$79,974	$139,246
	11/30/2020	$—	$—	$—

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of November 30, 2021:

	Lyrical	Lyrical
	U.S. Value	International Value
	Equity Fund	Equity Fund
Tax cost of portfolio investments	$546,462,409	$2,374,307
Gross unrealized appreciation	$192,154,417	$382,749
Gross unrealized depreciation	(36,146,725)	(196,424)
Net unrealized appreciation	156,007,692	186,325
Net unrealized depreciation on foreign currency translation	—	(70)
Undistributed ordinary income	760,121	2,369
Accumulated capital and other losses	(12,928,697)	—
Accumulated earnings	$143,839,116	$188,624

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and holdings classified as passive foreign investment companies.

During the year ended November 30, 2021, Lyrical U.S. Value Equity Fund utilized $26,611,388 of long-term capital loss carryforwards against current year gains and Lyrical International Value Equity Fund utilized $34,004 of short-term capital loss carryforwards against current year gains.

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

As of November 30, 2021, the Funds had the following capital loss carryforwards for federal income tax purposes, which may be carried forward indefinitely:

	Lyrical U.S. Equity	Lyrical International
	Value Fund	Equity Value Fund
No expiration - short-term	$—	$—
No expiration - long-term	$12,928,697	$—

These capital loss carryforwards are available to offset net realized capital gains in future years, thereby reducing future taxable gain distributions.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

3.	Investment Transactions

During the year ended November 30, 2021, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $323,412,353 and $77,545,887, respectively, for Lyrical U.S. Value Equity Fund and $1,725,087 and $708,154, respectively, for Lyrical International Value Equity Fund.

4.	Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Funds’ investments are managed by Lyrical Asset Management L.P. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. The Funds pay the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.85% of average daily net assets. During the year ended November 30, 2021, the Adviser earned $4,925,380 and $18,686 of fees under the Investment Advisory Agreement for Lyrical U.S. Value Equity Fund and Lyrical International Value Equity Fund, respectively.

Pursuant to an Expense Limitation Agreement (“ELA”) between each Fund and the Adviser, the Adviser has contractually agreed, until April 1, 2024, to reduce investment advisory fees and reimburse other operating expenses to limit total annual operating expenses of each Fund (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; extraordinary expenses such as litigation and

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

merger or reorganization costs; and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding the following percentages of average daily net assets attributable to each respective class:

Institutional Class	Investor Class
0.99%	1.24%

Accordingly, during the year ended November 30, 2021, the Adviser reduced its advisory fees by $4,504 and reimbursed other operating expenses of $184,958 for Lyrical U.S. Value Equity Fund and the Adviser did not collect any of its investment advisory fees from Lyrical International Value Equity Fund and reimbursed other operating expenses of $210,478.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause total annual fund operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of November 30, 2021, the Adviser may seek repayment of advisory fee reductions and expense reimbursements no later than the dates below:

	November 30,	November 30,	November 30,
	2022	2023	2024	Total
Lyrical U.S. Value Equity Fund	$27,433	$136,716	$189,462	$353,611
Lyrical International Value Equity Fund	$—	$148,703	$229,164	$377,867

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Funds’ portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Funds. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated partially by the Adviser and partially by the Investor Class shares of each Fund for acting as principal underwriter.

A Trustee and certain officers of the Trust are also officers of Ultimus.

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

DISTRIBUTION PLAN

The Funds have adopted a plan of distribution (the “Plan”), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), which permits Investor Class shares of each Fund to directly incur or reimburse the Funds’ principal underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% of each Fund’s average daily net assets allocable to Investor Class shares. The Funds have not adopted a plan of distribution with respect to the Institutional Class shares. During the year ended November 30, 2021, the Investor Class shares of Lyrical U.S. Value Equity Fund and Lyrical International Value Equity Fund incurred $17,842 and $2,647, respectively, of distribution fees under the Plan.

TRUSTEE COMPENSATION

Effective October 20, 2021, each member of the Board (a “Trustee”) who is not an “interested person” (as defined by the 1940 Act, as amended) of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from each Fund, paid quarterly, except for the Board Chairperson who receives a $1,700 annual retainer from each Fund, paid in quarterly installments. Each Independent Trustee also receives from each Fund a fee of $550 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to October 20, 2021, each Independent Trustee received a $1,300 annual retainer from each Fund, paid quarterly, except for the Board Chairperson who received a $1,500 annual retainer from each Fund, paid in quarterly installments. Each Independent Trustee also received from each Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDERS OF FUND SHARES

As of November 30, 2021, the following shareholders owned of record 25% or more of the outstanding shares of Lyrical International Value Equity Fund:

NAME OF RECORD OWNERS	% Ownership
Lyrical International Value Equity Fund - Institutional Class
Lyrical Asset Management L.P.	47%
Charles Schwab & Company (for the benefit of its customers)	46%
Lyrical International Value Equity Fund - Investor Class
Lyrical Asset Management L.P.	56%
Pershing, LLC (for the benefit of its customers)	26%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person of the Fund. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

As of November 30, 2021, Lyrical U.S. Value Equity Fund did not have any shareholders that owned of record 25% or more of the outstanding shares of the Fund.

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

5.	Borrowing Costs

From time to time, the Funds may have an overdrawn cash balance at the custodian due to redemptions or market movements. When this occurs, the Funds will incur borrowing costs charged by the custodian. Accordingly, during the year ended November 30, 2021, Lyrical U.S. Value Equity Fund incurred $1,555 of borrowing costs charged by the custodian. Lyrical International Value Equity Fund did not incur any borrowing costs during the year ended November 30, 2021.

6.	Sector and Country Risks

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of November 30, 2021, Lyrical U.S. Value Equity Fund had 27.7% of the value of its net assets invested in stocks within the Technology sector.

As of November 30, 2021, Lyrical International Value Equity Fund had 29.3% of the value of its net assets invested in stocks of companies domiciled in Japan. At times, the Japanese economy has been negatively affected by government intervention and protectionism, an unstable financial services sector, a heavy reliance on international trade, and natural disasters. These factors, as well as other adverse political developments, increases in government debt, and changes to fiscal monetary or trade policies, may negatively affect Japanese markets and the prices of stocks of Japanese companies.

7.	Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

8.	Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events, except for the following:

On December 30, 2021, Lyrical U.S. Value Equity Fund - Institutional Class paid an ordinary income dividend of $0.0294 per share to shareholders of record on December 29, 2021.

LYRICAL FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust

and the Shareholders of Lyrical U.S. Value Equity Fund and

Lyrical International Value Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Lyrical U.S. Value Equity Fund and Lyrical International Value Equity Fund, each a series of shares of beneficial interest in Ultimus Managers Trust (the “Funds”), including the schedules of investments, as of November 30, 2021, and the related statements of operations and changes in net assets and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2021, and the results of their operations, the changes in their net assets and their financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Operations and Changes in Net Assets and Financial Highlights Presented
Lyrical U.S. Value Equity Fund	The statement of operations for the year ended November 30, 2021, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended
Lyrical International Value Equity Fund	The statement of operations for the year ended November 30, 2021 and the statements of changes in net assets and the financial highlights for the year ended November 30, 2021 and for the period from March 2, 2020 (commencement of operations) through November 30, 2020

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain

LYRICAL FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Ultimus Managers Trust since 2013.

Philadelphia, Pennsylvania

January 24, 2022

LYRICAL FUNDS
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, class-specific expenses (such as distribution fees) and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (June 1, 2021) and held until the end of the period (November 30, 2021).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that the Funds had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

LYRICAL FUNDS
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about each Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

	Beginning	Ending	Net	Expenses
	Account Value	Account Value	Expense	Paid During
	June 1, 2021	November 30, 2021	Ratio(a)	Period(b)
Lyrical U.S. Value Equity Fund

Institutional Class
Based on Actual Fund Return	$ 1,000.00	$ 975.20	0.99%	$ 4.90
Based on Hypothetical 5%Return (before expenses)	$ 1,000.00	$ 1,020.10	0.99%	$ 5.01

Investor Class
Based on Actual Fund Return	$ 1,000.00	$ 973.60	1.24%	$ 6.13
Based on Hypothetical 5%Return (before expenses)	$ 1,000.00	$ 1,018.85	1.24%	$ 6.28

	Beginning	Ending	Net	Expenses
	Account Value	Account Value	Expense	Paid During
	June 1, 2021	November 30, 2021	Ratio(a)	Period(b)
Lyrical International Value Equity Fund

Institutional Class
Based on Actual Fund Return	$ 1,000.00	$ 934.80	0.99%	$ 4.80
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.10	0.99%	$ 5.01

Investor Class
Based on Actual Fund Return	$ 1,000.00	$ 933.90	1.24%	$ 6.01
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,018.85	1.24%	$ 6.28

(a)	Annualized, based on each Fund’s most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

LYRICAL FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-884-8099, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-884-8099, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-888-884-8099. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended November 30, 2021, Lyrical International Value Equity Fund designated $79,974 as long-term capital gain distributions.

Qualified Dividend Income – Lyrical U.S. Value Equity Fund and Lyrical International Value Equity Fund designates 100% and 34.24%, respectively, of their ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the fiscal year ended November 30, 2021, the percentage of ordinary income dividends qualified for the corporate dividends receivable deduction for Lyrical U.S Value Equity Fund and Lyrical International Value Equity Fund was 100% and 0%, respectively.

Lyrical International Value Equity Fund intends to pass through to shareholders the income tax credit for taxes paid to foreign countries. The Fund’s foreign source income per share was $0.1738 and the foreign tax expenses per share was $0.0216. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend date of record. These shareholders will receive more detailed information with there 2021 Form 1099-DIV.

LYRICAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise their day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Funds:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
David R. Carson* Year of Birth: 1958	Trustee Since 2021 Officer Since February 2012	Trustee (January 2021 to present) Vice President (January 2021 to present; and previously April 2013 to October 2013) President and Principal Executive Officer of each of its series (October 2013 to January 2021)	Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President of Unified Series Trust (January 2017 to present).	26	Interested Trustee of 21 series of the Unified Series Trust (a registered management company) (January 2017 to present).
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Chairperson (October 2019 to present) Trustee (January 2016 to present)	Retired since 2013; previously Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	26	n/a

LYRICAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (Continued):
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since February 2016; Vice President of Tax Treasury at The Standard Register, Inc. from November 2011 to 2016.	26	n/a
Jacqueline A. Williams Year of Birth: 1954	Since June 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC.	26	n/a
Clifford N. Schireson Year of Birth: 1953	Since June 2019	Trustee	Retired; Founder of Schireson Consulting, LLC (2017 to 2021); Director of Institutional Services for Brandes Investment Partners, LP (2004-2017).	26	Trustee of the San Diego City Employees’ Retirement System (August 2019 to present).
Robert E. Morrison Year of Birth: 1957	Since June 2019	Trustee	Retired; Senior Vice President and National Practice Lead for Investment, Huntington National Bank/ Huntington Private Bank (2014 to 2022); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014).	26	Independent Trustee and Chairman of the Ultimus Managers Trust (2012 to 2014).

*	Mr. Carson is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributor. Mr. Carson was President of the Trust from October 2013 to January 2021 and Vice President of the Trust from April 2013 to October 2013.

LYRICAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Todd E. Heim Year of Birth: 1967	Since 2014	President (January 2021 to present) Vice President (2014 to January 2021)	Relationship Management Director and Vice President of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager of Ultimus Managers Trust (2014 to 2018); Naval Flight Officer of United States Navy (May 1989 to June 2017).
Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (2014 to present) Assistant Treasurer (April 2014 to October 2014)	Senior Vice President, Fund Accounting of Ultimus Fund Solutions, LLC (2014 to present).
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	Assistant Vice President, Fund Accounting (September 2015 to present); Fund Accounting Manager (March 2012 to August 2015) of Ultimus Fund Solutions, LLC.
Khimmara Greer Year of Birth: 1983	Since 2021	Secretary (October 2021 to present)	Vice President and Senior Legal Counsel of Ultimus Fund Solutions, LLC (2021 to present); Vice President, Asset Servicing – Regulatory Administration of The Bank of New York Mellon (2019 to 2021); Vice President and Counsel of State Street Bank and Trust Company (2015 to 2019); and Regulatory Advisor – Fund Regulatory Services of JPMorgan Chase Bank (2014 to 2015).
David K. James Year of Birth: 1970	Since 2021	Assistant Secretary (October 2021 to present) Secretary (July 2021 to October 2021)	Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present); Managing Director and Managing Counsel of State Street Bank and Trust Company (2009 to 2018).
Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Legal Administration Manager (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC.

LYRICAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Gweneth Gosselink Year of Birth: 1955	Since January 2020	Chief Compliance Officer (January 2020 to present)	Assistant Vice President, Compliance Officer of Ultimus Fund Solutions, LLC (December 2019 to present); CCO Consultant at GKG Consulting, LLC (December 2019 to present); Chief Operating Officer & CCO at Miles Capital, Inc. (June 2013 to December 2019).
Martin Dean Year of Birth: 1963	Since 2019	Assistant Chief Compliance Officer (January 2020 to present) Interim Chief Compliance Officer (October 2019 to January 2020) Assistant Chief Compliance Officer (January 2016 to 2017)	Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC (January 2016 to present).

Additional information about members of the Board and executive officers is available in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll free 1-888-884-8099.

LYRICAL FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Funds’ Investment Advisory Agreement with Lyrical Asset Management LP (the “Adviser” or “Lyrical”) for an additional one-year term (the “Agreement”). The Board approved the Agreement at a meeting held on July 19, 20 and 21, 2021, at which all of the Trustees were present.

In deciding whether to approve the continuation of the Agreement, the Board recalled its review of the materials related to the Funds and Lyrical throughout the preceding twelve months with respect to the Lyrical U.S. Value Equity Fund and preceding two years with respect to the Lyrical International Value Equity Fund and its numerous discussions with Trust management and Lyrical about the operations and performance of the Funds during that period. The Board further considered those materials and discussions and other numerous factors, including the following:

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by Lyrical to the Funds including, without limitation, its providing a continuous investment program for the Funds, adhering to each Fund’s investment restrictions, complying with the Trust’s policies and procedures and voting proxies on behalf of the Funds. The Board considered the qualifications and experience of Lyrical’s portfolio managers who are responsible for the day-to day management of each Fund’s portfolio, as well as the qualifications of other individuals at Lyrical who provide services to the Funds. The Board concluded that the quality, extent, and nature of the services provided by Lyrical to each of the Funds were satisfactory.

The investment performance of the Funds. In this regard, the Board compared the performance of each of the Funds with the performance of its respective benchmark index, custom peer group, and Morningstar category. The Board concluded that the investment performance of each of the Funds has been satisfactory.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationship with the Funds. In this regard, the Board considered the Fund’s management fee proposed to be charged to each of the Funds and each Fund’s expense ratio, each as compared to its respective peer group and to the fees charged by Lyrical to other similar clients. The Board considered the revenue earned from each Fund, Lyrical’s financial condition, the asset level of the Funds and the current and anticipated profitability of each of the Funds to Lyrical, if any. The Board considered Lyrical’s past fee reductions and expense reimbursements for each of the Funds and the indirect benefits that Lyrical received from its management of the Funds. The Board concluded that the advisory fee to be paid to Lyrical by each of the Funds is reasonable in light of the nature and quality of services provided by Lyrical.

The extent to which economics of scale would be realized as each of the Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors. In this regard, the Board considered that each of the Funds’ fee arrangements

LYRICAL FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

with Lyrical involve both the advisory fee and the expense limitation agreement (the “ELA”). The Board determined that while the advisory fee rate remained the same as asset levels increased, the shareholders of the Funds have experienced benefits from the ELA and will continue to experience benefits from the ELA. The Board concluded that the advisory fee for each of the Funds was reasonable in light of the information that was provided to the Trustees by Lyrical with respect to economies of scale.

After further discussion of the factors noted above, as well as other factors, and in reliance on the information provided by the Adviser and Trust management, and taking into account the totality of all factors discussed and information presented at the meeting and previous meetings, the Board indicated its agreement to approve the continuance of the Agreement and the Funds’ ELA. It was noted that in the Trustees’ deliberations regarding the approval of the continuance of the Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to various factors listed above. After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the continuance of the Agreement was in the best interests of the Funds and its shareholders.

LYRICAL FUNDS
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The Program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short- and long-term cash flow projections; and its cash holdings and access to other funding sources. The Fund’s Board of Trustees (the “Board”) approved the appointment of the Liquidity Administrator Committee, comprising of the Funds’ Adviser and certain Trust officers, to be responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The annual written report assessing the Program (the “Report”) was presented to the Board at the October 18 - 19, 2021 Board meeting and covered the period from June 1, 2020 to May 31, 2021 (the “Review Period”).

During the Review Period, the Funds did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period, the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and the Program has been effectively implemented.

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LYRICAL-AR-21

Q3 All-Weather Sector Rotation Fund

Investor Class (QAWSX)

Institutional Class (QAISX)

Q3 All-Weather Tactical Fund

Investor Class (QAWTX)

Institutional Class (QAITX)

C Class (QACTX)

Annual Report

November 30, 2021

Q3 ALL-WEATHER FUNDS
LETTER TO SHAREHOLDERS (Unaudited)	November 30, 2021

Dear Shareholders:

This Annual Report for the Q3 All-Weather Funds covers the period from December 1, 2020 – November 30, 2021. The All-Weather Funds are a series of Funds advised by Q3 Asset Management, which are actively managed using systematic, quantitative approaches to asset allocation in order to adjust to ever-evolving market environments.

Q3 All-Weather Sector Rotation Fund (QAISX, QAWSX)

For the year ending November 30, 2021, the Sector Rotation Fund had returns of 5.65% in the Investor class shares and 5.83% in the Institutional class shares, versus a return of 14.30% for the Morningstar Moderately Aggressive Target Risk Index during the same timeframe. The Fund’s investment objective is to seek long-term growth of capital on an annual basis consistent with a moderately aggressive tolerance for risk.

The Fund began the period fully invested in equities with a fairly even split between value and growth sectors. Continuing through nearly all of the spring of 2021, the Fund was diversified between defensive positions and more traditional growth-based holdings. Positions in defensive, or value, sectors included Industrials (FIDU, VIS), Oil Services (OIH) and Basic Materials (FMAT). On the growth side were holdings in Retail (RTH), Semiconductors (SMH) and Technology (XLK, IXN), among others.

On a periodic basis, the Fund determines if equities are in an uptrend. If so, the Fund will allocate to equities and away from bonds. Throughout the entire period, the Fund favored equities over bonds. As the fixed income markets struggled during the year, this decision was favorable to the Fund. Nevertheless, the Fund struggled with the whipsaws within the equity market.

For many months, outperformance alternated very rapidly between growth and value sectors. These moves happened relatively quickly and as such, the Fund was often caught buying certain sectors after they had experienced significant advances, only then to ride them down as this rapid rotation wreaked havoc to many momentum-based trading systems.

The Fund attempts to mitigate this potential impediment by trading during several periods throughout a calendar year and by measuring momentum in the market using several different lookback durations. Unfortunately, even with these measures in place, the Fund found itself caught up in the mentioned rapidly moving equity markets, which led to several modest losing trades which compounded underperformance.

The Advisor is continually monitoring the trading system for the Sector Rotation Fund and has investigated several aspects of its algorithms in an attempt to improve performance. While no major changes in the Fund’s management are contemplated, certain smaller improvements may be implemented if the Advisor feels they can add value to the overall system.

1

Q3 All-Weather Tactical Fund (QAITX, QAWTX, QACTX)

The Tactical Fund returned 21.97% during the period for the Investor Class shares and 23.10% for the Institutional Class shares versus a return of 10.46% for the Morningstar Moderate Target Risk Index. The Fund’s investment objective seeks a positive rate of return over a calendar year regardless of market conditions. Equity investments are based on the price movements of one, or more, major equity indexes. As the NASDAQ Index begins to exhibit increased volatility, positions in government bonds may be taken. Such positions may be long or inverse depending on the conditions of the bond markets.

The Fund began the period fully invested in the NASDAQ 100 Index (QQQ). However, throughout the first few months of 2021, volatility increased in the market – particularly in the technology-heavy NASDAQ Index. Accordingly, the Fund moved a portion into government bonds. In February, the Fund was just 30% invested in NASDAQ holdings, with the remainder in an inverse government bond position (TBF).

As volatility continued, the Fund remained partially invested in equities into early April. The majority of that time the government bond market was weak, and as such, the Fund was on the short side. Volatility continued throughout the spring months, as the government bond market became choppy as well, leading to numerous switches from long (EDV) to inverse (TBF) bond positions. The summer months saw a decrease in volatility as the Fund was 100% invested in equities for much of that time. September and October witnessed a return in choppiness which again led to a portion of the Fund switching to the Treasury bond positions.

Overall, the Fund navigated the ever-changing waters of the equity markets quite well for the period. By design, the Fund seeks to avoid equities when the risk/reward ratio looks to be unfavorable. In increase in market volatility will often determine when the Fund lessens its exposure to the NASDAQ market. During the last year, it was able to nimbly shift back and forth from bonds to equities thereby decreasing overall risk while still providing strong upside returns.

The All-Weather Funds are created to work together in a portfolio to seek return and manage risk for an investor through changing market conditions. Both Funds are systematic and quantitative in nature and, as such, human emotion is largely removed from investment decisions. Challenging market environments often lead investors to make decisions that are based on emotions. The All-Weather Funds seek to avoid this common investment pitfall by having the Funds rely on rules-based trading algorithms which have been developed using historical market data in an attempt to replicate any possible market environment moving forward.

If you have any questions about the Funds, please visit us at our website www.Q3AllWeatherFunds.com or email info@Q3Tactical.com.

Very truly yours,

Brad Giaimo	Bruce Greig, CFA	Adam Quiring
Portfolio Manager	Portfolio Manager	Portfolio Manager

Q3 Asset Management

2

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-855-784-2399.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy the Funds’ prospectus please visit the Funds’ website at www.Q3AllWeatherFunds.com or call 1-855-784-2399 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They may not comprise the entire investment portfolio of the Funds, may be sold at any time, and may no longer be held by the Funds. For a complete list of securities held by the Funds as of November 30, 2021, please see the Schedule of Investments sections of the annual report. The opinions of the Funds’ adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Funds and the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

3

Q3 ALL-WEATHER SECTOR ROTATION FUND
PERFORMANCE INFORMATION
November 30, 2021 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Q3 All-Weather
Sector Rotation Fund – Investor Class(a) versus the Morningstar Moderately
Aggressive Target Risk Index and the Morningstar Moderate Target Risk Index

Average Annual Total Returns For the Periods Ended November 30, 2021

		Since
		Inception
	1 Year	(12/30/2019)
Q3 All-Weather Sector Rotation - Investor Class(b)	5.65%	2.47%
Q3 All-Weather Sector Rotation - Institutional Class(b)	5.83%	2.67%
Morningstar Moderately Aggressive Target Risk Index(c)	14.30%	12.32%
Morningstar Moderate Target Risk Index(c)	10.46%	10.45%

(a)	The line graph above represents performance of the Investor Class only, which will vary from the performance of the Institutional Class based on the difference in fees paid by shareholders in the different classes.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets. The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets. These Indexes are unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its return is not indicative of the performance of any specific investment.

4

Q3 ALL-WEATHER TACTICAL FUND
PERFORMANCE INFORMATION
November 30, 2021 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Q3 All-Weather
Tactical Fund – Investor Class(a) versus the Morningstar Moderate Target Risk
Index and the Morningstar Moderately Aggressive Target Risk Index

Average Annual Total Returns For the Periods Ended November 30, 2021

		Since
	1 Year	Inception (c)
Q3 All-Weather Tactical - Investor Class(b)	21.97%	21.99%
Q3 All-Weather Tactical - Institutional Class(b)	23.10%	22.85%
Q3 All-Weather Tactical - C Class(b)	N/A	18.39% (d)
Morningstar Moderate Target Risk Index(e)	10.46%	10.45%
Morningstar Moderately Aggressive Target Risk Index(e)	14.30%	12.32%

(a)	The line graph above represents performance of the Investor Class only, which will vary from the performance of the Institutional Class and C Class based on the difference in fees paid by shareholders in the different classes.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The commencement of operations for Investor Class and Institutional Class was December 30, 2019. The commencement of operations for C Class was March 18, 2021.

(d)	Not annualized.

(e)	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets. The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets. These Indexes are unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its return is not indicative of the performance of any specific investment.

5

Q3 ALL-WEATHER FUNDS
PORTFOLIO INFORMATION
November 30, 2021 (Unaudited)

Q3 ALL-WEATHER SECTOR ROTATION FUND

Sector Diversification (% of Net Assets)

Q3 ALL-WEATHER TACTICAL FUND

Asset Diversification (% of Net Assets)

6

Q3 ALL-WEATHER SECTOR ROTATION FUND
SCHEDULE OF INVESTMENTS
November 30, 2021

EXCHANGE-TRADED FUNDS — 98.7%	Shares	Value
ETFMG Prime Mobile Payments ETF (a)	8,800	$503,712
Fidelity MSCI Consumer Discretionary Index ETF	5,950	526,099
Fidelity MSCI Energy Index ETF	36,000	536,400
Fidelity MSCI Industrials Index ETF	9,900	532,323
iShares U.S. Broker-Dealers & Securities Exchanges ETF	10,100	1,083,023
iShares U.S. Home Construction ETF	7,000	529,025
VanEck Oil Services ETF	5,600	998,816
VanEck Retail ETF	2,900	555,466
VanEck Semiconductor ETF	1,800	548,820
Vanguard Industrials ETF	2,760	536,461
Total Exchange-Traded Funds (Cost $6,564,429)		$6,350,145

MONEY MARKET FUNDS — 1.4%	Shares	Value
First American Government Obligations Fund - Class X, 0.03% (b) (Cost $90,275)	90,275	$90,275

Investments at Value — 100.1% (Cost $6,654,704)		$6,440,420

Liabilities in Excess of Other Assets — (0.1%)		(3,715)

Net Assets — 100.0%		$6,436,705

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of November 30, 2021.

See accompanying notes to financial statements.

7

Q3 ALL-WEATHER TACTICAL FUND
SCHEDULE OF INVESTMENTS
November 30, 2021

EXCHANGE-TRADED FUNDS — 83.1%	Shares	Value
Invesco QQQ Trust, Series 1	228,000	$89,790,960
ProShares Short 20+ Year Treasury (a)	2,380,000	37,485,000
Total Exchange-Traded Funds (Cost $111,107,521)		$127,275,960

MONEY MARKET FUNDS — 7.6%	Shares	Value
First American Government Obligations Fund - Class X, 0.03% (b) (Cost $11,584,688)	11,584,688	$11,584,688

Investments at Value — 90.7% (Cost $122,692,209)		$138,860,648

Other Assets in Excess of Liabilities — 9.3%		14,286,140

Net Assets — 100.0%		$153,146,788

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of November 30, 2021.

See accompanying notes to financial statements.

8

Q3 ALL-WEATHER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2021

	Q3 All-Weather	Q3 All-Weather
	Sector Rotation	Tactical
	Fund	Fund
ASSETS
Investments in securities:
At cost	$6,654,704	$122,692,209
At value (Note 2)	$6,440,420	$138,860,648
Receivable for capital shares sold	—	249,513
Receivable for investment securities sold	—	30,000,234
Receivable from Adviser (Note 4)	6,387	—
Dividend receivable	4	93
Other assets	6,363	14,827
Total assets	6,453,174	169,125,315

LIABILITIES
Payable for capital shares redeemed	—	118,253
Payable for investment securities purchased	—	15,694,235
Payable to Adviser (Note 4)	—	124,155
Payable to administrator (Note 4)	8,555	21,082
Accrued distribution fees (Note 4)	687	4,586
Other accrued expenses and liabilities	7,227	16,216
Total liabilities	16,469	15,978,527

NET ASSETS	$6,436,705	$153,146,788

NET ASSETS CONSIST OF:
Paid-in capital	$6,272,004	$127,404,240
Accumulated earnings	164,701	25,742,548
NET ASSETS	$6,436,705	$153,146,788

See accompanying notes to financial statements.

9

Q3 ALL-WEATHER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2021 (Continued)

	Q3 All-Weather	Q3 All-Weather
	Sector Rotation	Tactical
	Fund	Fund
NET ASSET VALUE PER SHARE:
INVESTOR CLASS
Net assets applicable to Investor Class	$388,636	$1,073,813
Investor Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	37,099	78,891
Net asset value, offering price and redemption price per share (Note 2)	$10.48	$13.61

INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$6,048,069	$148,813,252
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	574,813	10,785,817
Net asset value, offering price and redemption price per share (Note 2)	$10.52	$13.80

C CLASS
Net assets applicable to C Class	N/A	$3,259,723
C Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	N/A	238,815
Net asset value, offering price and redemption price per share (Note 2)	N/A	$13.65

See accompanying notes to financial statements.

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Q3 ALL-WEATHER FUNDS
STATEMENTS OF OPERATIONS
Year Ended November 30, 2021

	Q3 All-Weather	Q3 All-Weather
	Sector Rotation	Tactical
	Fund	Fund
INVESTMENT INCOME
Dividend income	$45,980	$649,240

EXPENSES
Management fees (Note 4)	62,002	1,110,546
Administration fees (Note 4)	26,750	107,003
Fund accounting fees (Note 4)	33,372	45,880
Transfer agent fees (Note 4)	27,500	40,952
Legal fees	24,713	31,387
Registration and filing fees	15,465	39,453
Trustees’ fees and expenses (Note 4)	17,008	17,008
Audit and tax services fees	11,960	16,460
Compliance fees (Note 4)	12,000	13,421
Postage and supplies	6,378	14,837
Custody and bank service fees	7,674	9,717
Printing of shareholder reports	4,873	6,345
Distribution fees - Investor Class (Note 4)	644	1,346
Distribution fees - C Class (Note 4)	—	7,355
Insurance	3,202	3,909
Borrowing costs (Note 5)	—	157
Other expenses	9,776	17,987
Total expenses	263,317	1,483,763
Management fees reduced and/or expense reimbursements by the Adviser (Note 4)	(142,395)	(3,230)
Net expenses	120,922	1,480,533

NET INVESTMENT LOSS	(74,942)	(831,293)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investment transactions	968,032	11,808,355
Net increase from payment by Adviser due to the disposal of investments in violation of investment restrictions (Note 4)	—	0
Net change in unrealized appreciation (depreciation) on investments	(677,221)	12,013,498
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	290,811	23,821,853

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$215,869	$22,990,560

See accompanying notes to financial statements.

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Q3 ALL-WEATHER SECTOR ROTATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	November 30,	November 30,
	2021	2020 (a)
FROM OPERATIONS
Net investment loss	$(74,942)	$(41,348)
Net realized gains (losses) from investment transactions	968,032	(472,757)
Net change in unrealized appreciation (depreciation) on investments	(677,221)	462,937
Net increase (decrease) in net assets resulting from operations	215,869	(51,168)

CAPITAL SHARE TRANSACTIONS
Investor Class
Proceeds from shares sold	641,884	89,663
Payments for shares redeemed	(330,355)	(867)
Net increase in Investor Class net assets from captial share transactions	311,529	88,796

Institutional Class
Proceeds from shares sold	3,049,795	5,904,813
Payments for shares redeemed	(1,723,552)	(1,359,377)
Net increase in Institutional Class net assets from captial share transactions	1,326,243	4,545,436

TOTAL INCREASE IN NET ASSETS	1,853,641	4,583,064

NET ASSETS
Beginning of period	4,583,064	—
End of period	$6,436,705	$4,583,064

CAPITAL SHARE ACTIVITY
Investor Class
Shares sold	58,604	9,371
Shares redeemed	(30,783)	(93)
Net increase in shares outstanding	27,821	9,278
Shares outstanding at beginning of period	9,278	—
Shares outstanding at end of period	37,099	9,278

Institutional Class
Shares sold	280,934	599,302
Shares redeemed	(157,821)	(147,602)
Net increase in shares outstanding	123,113	451,700
Shares outstanding at beginning of period	451,700	—
Shares outstanding at end of period	574,813	451,700

(a)	Represents the period from the commencement of operations (December 30, 2019) through November 30, 2020.

See accompanying notes to financial statements.

12

Q3 ALL-WEATHER TACTICAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	November 30,	November 30,
	2021 (a)	2020 (b)
FROM OPERATIONS
Net investment loss	$(831,293)	$(418,498)
Net realized gains from investment transactions	11,808,355	4,516,820
Net increase from payment by Adviser due to the disposal of investments in violation of investment restrictions (Note 4)	0	—
Net change in unrealized appreciation (depreciation) on investments	12,013,498	4,154,941
Net increase in net assets resulting from operations	22,990,560	8,253,263

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Investor Class	(13,014)	—
Institutional Class	(5,413,223)	—
Decrease in net assets from distributions to shareholders	(5,426,237)	—

CAPITAL SHARE TRANSACTIONS
Investor Class
Proceeds from shares sold	1,943,772	152,454
Net asset value of shares issued in reinvestment of distributions to shareholders	12,922	—
Payments for shares redeemed	(1,145,625)	(1,398)
Net increase in Investor Class net assets from captial share transactions	811,069	151,056

Institutional Class
Proceeds from shares sold	105,917,317	102,717,886
Net asset value of shares issued in reinvestment of distributions to shareholders	5,260,413	—
Payments for shares redeemed	(51,538,011)	(39,063,718)
Net increase in Institutional Class net assets from captial share transactions	59,639,719	63,654,168

C Class
Proceeds from shares sold	3,274,546	—
Payments for shares redeemed	(201,356)	—
Net increase in C Class net assets from captial share transactions	3,073,190	—

TOTAL INCREASE IN NET ASSETS	81,088,301	72,058,487

NET ASSETS
Beginning of period	72,058,487	—
End of period	$153,146,788	$72,058,487

(a)	Except for C Class information, which represents the period from the commencement of C Class operations (March 18, 2021) through November 30, 2021.

(b)	Represents the period from the commencement of operations (December 30, 2019) through November 30, 2020.

See accompanying notes to financial statements.

13

Q3 ALL-WEATHER TACTICAL FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Period Ended
	November 30,	November 30,
	2021 (a)	2020 (b)
CAPITAL SHARE ACTIVITY
Investor Class
Shares sold	152,382	14,671
Shares reinvested	1,109	—
Shares redeemed	(89,142)	(129)
Net increase in shares outstanding	64,349	14,542
Shares outstanding at beginning of period	14,542	—
Shares outstanding at end of period	78,891	14,542

Institutional Class
Shares sold	8,437,224	9,675,673
Shares reinvested	448,841	—
Shares redeemed	(4,059,270)	(3,716,651)
Net increase in shares outstanding	4,826,795	5,959,022
Shares outstanding at beginning of period	5,959,022	—
Shares outstanding at end of period	10,785,817	5,959,022

C Class
Shares sold	254,362	—
Shares redeemed	(15,547)	—
Net increase in shares outstanding	238,815	—
Shares outstanding at beginning of period	—	—
Shares outstanding at end of period	238,815	—

(a)	Except for C Class information, which represents the period from the commencement of C Class operations (March 18, 2021) through November 30, 2021.

(b)	Represents the period from the commencement of operations (December 30, 2019) through November 30, 2020.

See accompanying notes to financial statements.

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Q3 ALL-WEATHER SECTOR ROTATION FUND
INVESTOR CLASS
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period:

	Year Ended	Period Ended
	November 30,	November 30,
	2021	2020 (a)
Net asset value at beginning of period	$9.92	$10.00
Income (loss) from investment operations:
Net investment loss (b)(c)	(0.17)	(0.14)
Net realized and unrealized gains on investments	0.73	0.06	(d)
Total from investment operations	0.56	(0.08)
Net asset value at end of period	$10.48	$9.92
Total return (e)	5.65%	(0.80	%) (f)
Net assets at end of period (000’s)	$389	$92
Ratios/supplementary data:
Ratio of total expenses to average net assets (g)	5.30%	9.35	% (h)
Ratio of net expenses to average net assets (g)(i)	2.19%	2.19	% (h)
Ratio of net investment loss to average net assets (c)(g)(i)	(1.53%)	(1.67	%) (h)
Portfolio turnover rate	441%	523	% (f)

(a)	Represents the period from the commencement of operations (December 30, 2019) through November 30, 2020.

(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

(c)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.

(d)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same period.

(e)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(f)	Not annualized.

(g)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests.

(h)	Annualized.

(i)	Ratio was determined after fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

15

Q3 ALL-WEATHER SECTOR ROTATION FUND
INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period:

	Year Ended	Period Ended
	November 30,	November 30,
	2021	2020 (a)
Net asset value at beginning of period	$9.94	$10.00
Income (loss) from investment operations:
Net investment loss (b)(c)	(0.13)	(0.11)
Net realized and unrealized gains on investments	0.71	0.05	(d)
Total from investment operations	0.58	(0.06)
Net asset value at end of period	$10.52	$9.94
Total return (e)	5.83%	(0.60	%) (f)
Net assets at end of period (000’s)	$6,048	$4,491
Ratios/supplementary data:
Ratio of total expenses to average net assets (g)	4.20%	6.10	% (h)
Ratio of net expenses to average net assets (g)(i)	1.94%	1.94	% (h)
Ratio of net investment loss to average net assets (c)(g)(i)	(1.19%)	(1.31	%) (h)
Portfolio turnover rate	441%	523	% (f)

(a)	Represents the period from the commencement of operations (December 30, 2019) through November 30, 2020.

(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

(c)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.

(d)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same period.

(e)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(f)	Not annualized.

(g)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests.

(h)	Annualized.

(i)	Ratio was determined after fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

16

Q3 ALL-WEATHER TACTICAL FUND
INVESTOR CLASS
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period:

	Year Ended		Period Ended
	November 30,		November 30,
	2021		2020 (a)
Net asset value at beginning of period	$12.01		$10.00
Income (loss) from investment operations:
Net investment loss (b)(c)	(0.22)		(0.18)
Net realized and unrealized gains on investments	2.71		2.19
Total from investment operations	2.49		2.01
Less distributions from:
Net realized gains	(0.89)		—
Net asset value at end of period	$13.61		$12.01
Total return (d)	21.97	% (e)	20.10	% (f)
Net assets at end of period (000’s)	$1,074		$175
Ratios/supplementary data:
Ratio of total expenses to average net assets (g)	2.78%		5.13	% (h)
Ratio of net expenses to average net assets (g)(i)	2.19%		2.19	% (h)
Ratio of net investment loss to average net assets (c)(g)(i)	(1.71%)		(1.81	%) (h)
Portfolio turnover rate (j)	1639%		3078	% (f)

(a)	Represents the period from the commencement of operations (December 30, 2019) through November 30, 2020.

(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

(c)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.

(d)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(e)	During the year ended November 30, 2021, the Fund received a payment from the Adviser of $336,826 for losses realized on the disposal of investments purchased in violation of investment restrictions, which otherwise would have reduced the total return by 0.27% (Note 4).

(f)	Not annualized.

(g)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests.

(h)	Annualized.

(i)	Ratio was determined after fee reductions and/or expense reimbursements (Note 4).

(j)	Given market conditions during the period, the Fund rotated assets into, and out of, positions on a periodic basis due to its tactical trading mandate, and the Fund’s portfolio was therefore traded frequently.

See accompanying notes to financial statements.

17

Q3 ALL-WEATHER TACTICAL FUND
INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period:

	Year Ended		Period Ended
	November 30,		November 30,
	2021		2020 (a)
Net asset value at beginning of period	$12.06		$10.00
Income (loss) from investment operations:
Net investment loss (b)(c)	(0.09)		(0.11)
Net realized and unrealized gains on investments	2.72		2.17
Total from investment operations	2.63		2.06
Less distributions from:
Net realized gains	(0.89)		—
Net asset value at end of period	$13.80		$12.06
Total return (d)	23.10	% (e)	20.60	% (f)
Net assets at end of period (000’s)	$148,813		$71,884
Ratios/supplementary data:
Ratio of total expenses to average net assets (g)	1.32%		1.55	% (h)
Ratio of net investment loss to average net assets (c)(g)	(0.73%)		(1.10	%) (h)
Portfolio turnover rate (i)	1639%		3078	% (f)

(a)	Represents the period from the commencement of operations (December 30, 2019) through November 30, 2020.

(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

(c)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.

(d)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(e)	During the year ended November 30, 2021, the Fund received a payment from the Adviser of $336,826 for losses realized on the disposal of investments purchased in violation of investment restrictions, which otherwise would have reduced the total return by 0.27% (Note 4).

(f)	Not annualized.

(g)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests.

(h)	Annualized.

(i)	Given market conditions during the period, the Fund rotated assets into, and out of, positions on a periodic basis due to its tactical trading mandate, and the Fund’s portfolio was therefore traded frequently.

See accompanying notes to financial statements.

18

Q3 ALL-WEATHER TACTICAL FUND
C CLASS
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout the Period:

	Period Ended
	November 30,
	2021 (a)
Net asset value at beginning of period	$11.53
Income (loss) from investment operations:
Net investment loss (b)(c)	(0.22)
Net realized and unrealized gains on investments	2.34
Total from investment operations	2.12
Net asset value at end of period	$13.65
Total return (d)	18.39	% (e)(f)
Net assets at end of period (000’s)	$3,260
Ratios/supplementary data:
Ratio of total expenses to average net assets (g)	2.72	% (h)
Ratio of net investment loss to average net assets (c)(g)	(2.42	%) (h)
Portfolio turnover rate (i)	1639	% (j)

(a)	Represents the period from the commencement of operations (March 18, 2021) through November 30, 2021.

(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

(c)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.

(d)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(e)	During the period ended November 30, 2021, the Fund received a payment from the Adviser of $336,826 for losses realized on the disposal of investments purchased in violation of investment restrictions, which otherwise would have reduced the total return by 0.26% (Note 4).

(f)	Not annualized.

(g)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests.

(h)	Annualized.

(i)	Given market conditions during the period, the Fund rotated assets into, and out of, positions on a periodic basis due to its tactical trading mandate, and the Fund’s portfolio was traded frequently.

(j)	Represents the year ended November 30, 2021.

See accompanying notes to financial statements.

19

Q3 ALL-WEATHER FUNDS
NOTES TO FINANCIAL STATEMENTS
November 30, 2021

1.	Organization

Q3 All-Weather Sector Rotation Fund and Q3 All-Weather Tactical Fund (individually, a “Fund” and collectively, the “Funds”) are each a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. The Funds commenced operations on December 30, 2019.

Q3 All-Weather Sector Rotation Fund seeks to achieve long-term growth of capital.

Q3 All-Weather Tactical Fund seeks a positive rate of return over a calendar year regardless of market conditions.

The Q3 All-Weather Sector Rotation Fund offers two classes of shares: Investor Class shares (sold without any sales loads, but subject to a distribution and/or shareholder service fee of up to 0.25% of the average daily net assets attributable to Investor Class shares and requiring a $1,250 minimum initial investment) and Institutional Class shares (sold without any sales loads, but subject to an administrative services plan fee of up to 0.25% and requiring a $500,000 initial investment). The Q3 All-Weather Tactical Fund offers three classes of shares: Investor Class shares (sold without any sales loads, but subject to a distribution and/or shareholder service fee of up to 0.25% of the average daily net assets attributable to Investor Class shares and requiring a $1,250 minimum initial investment), Institutional Class shares (sold without any sales loads, but subject to an administrative services plan fee of up to 0.25% and requiring a $500,000 initial investment) and C Class shares (sold without any sales loads, but subject to a distribution and/or shareholder service fee of up to 1.00% of the average daily net assets attributable to C Class shares and requiring a $1,000 minimum initial investment). Each share class represents an ownership interest in the same investment portfolio.

2.	Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Exchange-traded funds (“ETFs”) are valued at the security’s last sale price on the primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. Investments representing shares of other open-end investment companies, except ETFs but including money market funds, are valued at their net asset value (“NAV”) as reported by such

20

Q3 ALL-WEATHER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

companies. When using a quoted price and when the market is considered active, these securities will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value pursuant to procedures established by and under the direction of the Board of Trustees of the Trust (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s NAV may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of each Fund’s investments and the inputs used to value the investments as of November 30, 2021:

Q3 All-Weather Sector Rotation Fund	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$6,350,145	$—	$—	$6,350,145
Money Market Funds	90,275	—	—	90,275
Total	$6,440,420	$—	$—	$6,440,420

Q3 All-Weather Tactical Fund	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$127,275,960	$—	$—	$127,275,960
Money Market Funds	11,584,688	—	—	11,584,688
Total	$138,860,648	$—	$—	$138,860,648

21

Q3 ALL-WEATHER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended November 30, 2021.

Share valuation – The NAV per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of each Fund is equal to the NAV per share of such class.

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Allocation between Classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each Class of a Fund based upon its proportionate share of total net assets of that Fund. Class-specific expenses are charged directly to the Class incurring the expense. Common expenses which are not attributable to a specific Class are allocated daily to each Class of shares of a Fund based upon its proportionate share of total net assets of that Fund.

Common expenses – Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of each Fund. Net realized capital gains, if any, are distributed at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. There were no distributions paid to shareholders by the Funds during the period ended November 30, 2020. For the year ended November 30, 2021, the tax character of distributions paid to shareholders of Q3 All-Weather Tactical Fund was ordinary income. Q3 All-Weather Sector Rotation Fund did not pay any distributions to shareholders during the year ended November 30, 2021.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

22

Q3 ALL-WEATHER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of November 30, 2021:

	Q3 All-Weather
	Sector	Q3 All-Weather
	Rotation Fund	Tactical Fund
Tax cost of portfolio investments	$6,665,516	$124,288,428
Gross unrealized appreciation	$194,876	$15,069,480
Gross unrealized depreciation	(419,972)	(497,260)
Net unrealized appreciation (depreciation)	(225,096)	14,572,220
Undistributed ordinary income	353,750	11,170,328
Undistributed long-term capital gains	36,047	—
Accumulated earnings	$164,701	$25,742,548

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

During the year ended November 30, 2021, the Q3 All-Weather Sector Rotation Fund utilized short-term capital loss carryforwards of $441,135 to offset current year capital gains.

For the year ended November 30, 2021, Q3 All-Weather Tactical Fund reclassified $75,038 of accumulated earnings against paid-in capital on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets of NAV per share.

23

Q3 ALL-WEATHER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for all open tax years and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

3.	Investment Transactions

For the year ended November 30, 2021, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $27,915,213 and $26,346,531, respectively, for Q3 All-Weather Sector Rotation Fund and $1,758,554,979 and $1,726,110,835, respectively, for Q3 All-Weather Tactical Fund.

4.	Transactions with Related Parties

INVESTMENT MANAGEMENT AGREEMENT

The Funds’ investments are managed by Q3 Asset Management Corporation (the “Adviser”) pursuant to the terms of an Investment Management Agreement. Each Fund pay the Adviser an investment management fee, computed and accrued daily and paid monthly, at the annual rate of 1.00% of average daily net assets. During the year ended November 30, 2021, the Adviser earned $62,002 and $1,110,546 of fees under the Investment Advisory Agreement for Q3 All-Weather Sector Rotation Fund and Q3 All-Weather Tactical Fund, respectively.

Pursuant to an Expense Limitation Agreement (“ELA”) between each Fund and the Adviser, the Adviser has contractually agreed, until March 31, 2023, to reduce investment management fees and reimburse other expenses to the extent necessary to limit total annual fund operating expenses of each Fund (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs; and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding the following percentages of average daily net assets attributable to each respective class, if applicable:

Investor Class	Institutional Class	C Class
2.19%	1.94%	2.94%

Accordingly, during the year ended November 30, 2021, the Adviser did not collect any of its investment management fees for Q3 All-Weather Sector Rotation Fund. In addition, the Adviser reimbursed other operating expenses of $80,393 for Q3 All-Weather Sector Rotation Fund and reimbursed other operating expenses of $3,230 for Q3 All-Weather Tactical Fund.

24

Q3 ALL-WEATHER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Under the terms of the ELA, investment management fee reductions and expense reimbursements by the Adviser are subject to repayment by the Funds for a period of thirty-six months after the date on which such fees and expenses were incurred or waived, provided that the repayments do not cause total annual fund operating expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of November 30, 2021, the Adviser may seek repayment of expense reimbursements no later than the dates below:

	Q3 All-Weather	Q3 All-Weather
	Sector Rotation Fund	Tactical Fund
November 30, 2023	$131,727	$2,870
November 30, 2024	142,395	3,230
Total	$274,122	$6,100

During the year ended November 30, 2021, the Adviser reimbursed $336,826 to the Q3 All-Weather Tactical Fund for losses realized on the disposal of investments purchased in violation of investment restrictions.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Funds’ portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Funds. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated partially by the Adviser and partially by the Investor Class shares of each Fund and C Class shares of Q3 All-Weather Tactical Fund for acting as principal underwriter.

A Trustee and certain officers of the Trust are also officers of Ultimus.

DISTRIBUTION PLAN

The Funds have adopted a plan of distribution (the “Plan”), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), which permits Investor Class shares of each Fund and C Class shares of Q3 All-Weather Tactical Fund to directly incur or reimburse the Funds’ principal underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% of each Fund’s average daily net assets allocable to Investor Class shares and 1.00% of the Q3 All-Weather Tactical Fund’s average daily net assets allocable to C Class shares. The Funds have not adopted a plan of distribution with respect to the

25

Q3 ALL-WEATHER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Institutional Class shares. During the year ended November 30, 2021, the Investor Class shares of Q3 All-Weather Sector Rotation Fund and Q3 All-Weather Tactical Fund incurred $644 and $1,346, respectively, and the C Class shares of Q3 All-Weather Tactical Fund incurred $7,355 of distribution fees under the Plan.

ADMINISTRATIVE SERVICES PLAN

The Trust has adopted an Administrative Services Plan (the “Administrative Service Plan”) for the Institutional Shares of the Funds. The Administrative Service Plan allows the Funds to use the net assets of the Institutional Shares to pay financial intermediaries that provide services relating to Institutional Shares. The Administrative Service Plan permits payments for the provision of certain administrative, recordkeeping and other non-distribution related services to Institutional Share shareholders. The Administrative Service Plan permits the Funds to make service fee payments at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to its Institutional Shares. During the year ended November 30, 2021, no fees were incurred by the Funds under the Administrative Service Plan.

TRUSTEE COMPENSATION

Effective October 20, 2021, each member of the Board (a “Trustee”) who is not an “interested person” (as defined by the 1940 Act, as amended) of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from each Fund, paid quarterly, except for the Board Chairperson who receives a $1,700 annual retainer from each Fund, paid in quarterly installments. Each Independent Trustee also receives from each Fund a fee of $550 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to October 20, 2021, each Independent Trustee received a $1,300 annual retainer from each Fund, paid quarterly, except for the Board Chairperson who received a $1,500 annual retainer from each Fund, paid in quarterly installments. Each Independent Trustee also received from each Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

26

Q3 ALL-WEATHER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

PRINCIPAL HOLDERS OF FUND SHARES

As of November 30, 2021, the following shareholders owned of record 25% or more of the outstanding shares of the Funds:

NAME OF RECORD OWNER		% Ownership
Q3	All-Weather Sector Rotation Fund - Investor Class
	E*TRADE Savings Bank (for the benefit of its customers)	60%
Q3	All-Weather Sector Rotation Fund - Institutional Class
	E*TRADE Savings Bank (for the benefit of its customers)	51%
Q3	All-Weather Tactical Fund - Investor Class
	E*TRADE Savings Bank (for the benefit of its customers)	56%
	TD Ameritrade, Inc. (for the benefit of its customers)	28%
Q3	All-Weather Tactical Fund - Institutional Class
	TD Ameritrade, Inc. (for the benefit of its customers)	38%
	E*TRADE Savings Bank (for the benefit of its customers)	52%
Q3	All-Weather Tactical Fund - C Class
	Pershing LLC (for the benefit of its customers)	88%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person of the Fund. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5.	Borrowing Costs

From time to time, the Funds may have an overdrawn cash balance at the custodian due to redemptions or market movements. When this occurs, the Funds will incur borrowing costs charged by the custodian. Accordingly, during the year ended November 30, 2021, Q3 All-Weather Tactical Fund incurred $157 of borrowing costs charged by the custodian.

6.	Investments in Other Investment Companies

Each Fund may invest a significant portion of its assets in shares of one or more investment companies, including ETFs, open-end mutual funds and money market mutual funds. Each Fund will incur additional indirect expenses (acquired fund fees and expenses) to the extent it invests in shares of other investment companies. As of November 30, 2021, Q3 All-Weather Sector Rotation Fund had 98.7% of the value of its net assets invested in ETFs. As of November 30, 2021, Q3 All-Weather Tactical Fund had 58.6% of the value of its net assets invested in Invesco QQQ Trust, Series 1 (“QQQ”), an ETF that tracks the Nasdaq 100 Index and 24.5% of the value of its net assets invested in ProShares Short 20+ Year Treasury (“TBF”), an ETF corresponds to the inverse (-1x) of the daily performance of the ICE U.S. Treasury 20+ Year Bond Index. The financial statements of QQQ and TBF can be found at www.sec.gov.

27

Q3 ALL-WEATHER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

7.	Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development generally affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. This may increase the risk of loss of an investment in a Fund and increase the volatility of a Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments, may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio could be adversely affected if it has significant holdings of securities of issuers in that sector. As of November 30, 2021, Q3 All-Weather Sector Rotation Fund had 25.0% of the value of its net assets invested in stocks in the Consumer Discretionary sector.

8.	Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

28

Q3 ALL-WEATHER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

9.	Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events except for the following:

On December 29, 2021, the Funds paid the following distributions to shareholders of record on December 28, 2021:

	Short-Term	Long-Term
	Capital Gain	Capital Gain
	Per Share	Per Share
Q3 All-Weather Sector Rotation Fund - Investor Class	$0.5820	$0.0593
Q3 All-Weather Sector Rotation Fund - Institutional Class	$0.5820	$0.0593
Q3 All-Weather Tactical Fund - Investor Class	$0.9891	$—
Q3 All-Weather Tactical Fund - Institutional Class	$0.9891	$—
Q3 All-Weather Tactical Fund - C Class	$0.9891	$—

29

Q3 ALL-WEATHER FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust

and the Shareholders of Q3 All-Weather Sector Rotation Fund and

Q3 All-Weather Tactical Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Q3 All-Weather Sector Rotation Fund and Q3 All-Weather Tactical Fund, each a series of shares of beneficial interest in Ultimus Managers Trust (the “Funds”), including the schedules of investments, as of November 30, 2021, and the related statements of operations for the year ended November 30, 2021 and the statements of changes in net assets and financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2021, and the results of their operations for the year then ended and the changes in their net assets and their financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Changes in Net Assets and Financial Highlights Presented
Q3 All-Weather Sector Rotation Fund	The statements of changes in net assets and the financial highlights for the year ended November 30, 2021 and the period from December 30, 2019 (commencement of operations) through November 30, 2020
Q3 All-Weather Tactical Fund	The statements of changes in net assets for the year ended November 30, 2021, the financial highlights for Investor Class and Institutional Class for the year ended November 30, 2021 and for the period from December 30, 2019 (commencement of operations) through November 30, 2020, and the financial highlights for Class C for the period March 18, 2021 (commencement of operations) through November 30, 2021.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

30

Q3 ALL-WEATHER FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Ultimus Managers Trust since 2013.

Philadelphia, Pennsylvania

January 24, 2022

31

Q3 ALL-WEATHER FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, class-specific expenses (such as distribution fees) and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (June 1, 2021) and held until the end of the period (November 30, 2021).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that the Funds had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

32

Q3 ALL-WEATHER FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about each Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

		Ending
	Beginning	Account Value	Net	Expenses
	Account Value	November 30,	Expense	Paid During
	June 1, 2021	2021	Ratio (a)	Period (b)
Q3 All-Weather Sector Rotation Fund

Investor Class
Based on Actual Fund Return	$1,000.00	$945.80	2.19%	$10.68
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,014.09	2.19%	$11.06
Institutional Class
Based on Actual Fund Return	$1,000.00	$946.00	1.94%	$9.46
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.34	1.94%	$9.80

Q3 All-Weather Tactical Fund

Investor Class
Based on Actual Fund Return	$1,000.00	$1,160.30	2.19%	$11.86
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,014.09	2.19%	$11.06
Institutional Class
Based on Actual Fund Return	$1,000.00	$1,165.50	1.29%	$7.00
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.60	1.29%	$6.53
C Class
Based on Actual Fund Return	$1,000.00	$1,156.80	2.70%	$14.60
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,011.53	2.70%	$13.62

(a)	Annualized, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

33

Q3 ALL-WEATHER FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-855-784-2399, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-855-784-2399, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-855-784-2399. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

34

Q3 ALL-WEATHER FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Funds’ Investment Advisory Agreement with Q3 Asset Management Corporation (the “Adviser” or “Q3AM”) for an additional one-year term (the “Agreement”). The Board approved the Agreement at a meeting held on October 18 and 19, 2021, at which all of the Trustees were present.

In deciding whether to approve the continuation of the Agreement, the Board recalled its review of the materials related to the Funds and Q3AM throughout the preceding two years and its numerous discussions with Trust management and Q3AM about the operations and performance of the Funds during that period. The Board further considered those materials and discussions and other numerous factors, including the following:

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by Q3AM to the Funds including, without limitation, its providing a continuous investment program for the Funds, adhering to each of the Funds’ investment restrictions, complying with the Trust’s policies and procedures and voting proxies on behalf of the Funds. The Board considered the qualifications and experience of Q3AM’s portfolio managers who are responsible for the day-to day management of each of the Funds’ portfolio, as well as the qualifications of other individuals at Q3AM who provide services to the Funds. The Board concluded that the quality, extent, and nature of the services provided by Q3AM to each of the Funds were satisfactory.

The investment performance of the Funds. In this regard, the Board compared the performance of each of the Funds with the performance of its respective benchmark index, custom peer group, and Morningstar category. The Board concluded that the investment performance of each of the Q3 Funds has been satisfactory

The costs of the services provided and profits realized by the Adviser and its affiliates from its relationship with the Funds. In this regard, the Board considered the management fee proposed to be charged to each of the Funds and each of the Funds’ expense ratio, each as compared to its respective peer group. The Board considered the revenue earned from each of the Funds and the current and anticipated profitability of the Funds to Q3AM, if any. The Board also considered Q3AM’s past fee reductions and expense reimbursements for the Funds and the indirect benefits that Q3AM received from its management of the Funds. The Board concluded that the advisory fee to be paid to Q3AM by each of the Funds is reasonable in light of the nature and quality of services provided by Q3AM.

The extent to which economies of scale would be realized as the Funds grows and whether advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors. In this regard, the Board considered that each of the Funds’ fee arrangements with Q3AM involve both the advisory fee and the expense limitation agreement (the “ELA”). The Board determined that while the advisory fee rate remained the same as asset levels increased, the shareholders of the Funds have experienced benefits from the ELA and will continue

35

Q3 ALL-WEATHER FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

to experience benefits from the ELA. The Board concluded that the advisory fee for each of the Funds was reasonable in light of the information that was provided to the Trustees by Q3AM with respect to economies of scale.

After further discussion of the factors noted above, as well as other factors, and in reliance on the information provided by the Adviser and Trust management, and taking into account the totality of all factors discussed and information presented at the meeting and previous meetings, the Board indicated its agreement to approve the continuance of the Agreement and the ELA for each of the Funds. It was noted that in the Trustees’ deliberations regarding the approval of the continuance of the Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to various factors listed above. After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the continuance of the Agreement was in the best interests of the Funds and its shareholders.

36

Q3 ALL-WEATHER FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise their day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Funds:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
David R. Carson* Year of Birth: 1958	Trustee Since 2021 Officer Since February 2012	Trustee (January 2021 to present) Vice President (January 2021 to present; and previously April 2013 to October 2013) President and Principal Executive Officer of each of its series (October 2013 to January 2021)	Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President of Unified Series Trust (January 2017 to present).	26	Interested Trustee of 21 series of the Unified Series Trust (a registered management company) (January 2017 to present).
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Chairperson (October 2019 to present) Trustee (January 2016 to present)	Retired since 2013; previously Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	26	n/a

37

Q3 ALL-WEATHER FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (Continued):
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since February 2016; Vice President of Tax Treasury at The Standard Register, Inc. from November 2011 to 2016.	26	n/a
Jacqueline A. Williams Year of Birth: 1954	Since June 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC.	26	n/a
Clifford N. Schireson Year of Birth: 1953	Since June 2019	Trustee	Retired; Founder of Schireson Consulting, LLC (2017 to 2021); Director of Institutional Services for Brandes Investment Partners, LP (2004-2017).	26	Trustee of the San Diego City Employees’ Retirement System (August 2019 to present).
Robert E. Morrison Year of Birth: 1957	Since June 2019	Trustee	Retired; Senior Vice President and National Practice Lead for Investment, Huntington National Bank/ Huntington Private Bank (2014 to 2022); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014).	26	Independent Trustee and Chairman of the Ultimus Managers Trust (2012 to 2014).

*	Mr. Carson is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributor. Mr. Carson was President of the Trust from October 2013 to January 2021 and Vice President of the Trust from April 2013 to October 2013.

38

Q3 ALL-WEATHER FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Todd E. Heim Year of Birth: 1967	Since 2014	President (January 2021 to present); Vice President (2014 to January 2021)	Relationship Management Director and Vice President of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager of Ultimus Managers Trust (2014 to 2018); Naval Flight Officer of United States Navy (May 1989 to June 2017).
Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (2014 to present) Assistant Treasurer (April 2014 to October 2014)	Senior Vice President, Fund Accounting of Ultimus Fund Solutions, LLC (2014 to present).
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	Assistant Vice President, Fund Accounting (September 2015 to present); Fund Accounting Manager (March 2012 to August 2015) of Ultimus Fund Solutions, LLC.
Khimmara Greer Year of Birth: 1983	Since 2021	Secretary (October 2021 to present)	Vice President and Senior Legal Counsel of Ultimus Fund Solutions, LLC (2021 to present); Vice President, Asset Servicing – Regulatory Administration of The Bank of New York Mellon (2019 to 2021); Vice President and Counsel of State Street Bank and Trust Company (2015 to 2019); and Regulatory Advisor – Fund Regulatory Services of JPMorgan Chase Bank (2014 to 2015).
David K. James Year of Birth: 1970	Since 2021	Assistant Secretary (October 2021 to present) Secretary (July 2021 to October 2021)	Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present); Managing Director and Managing Counsel of State Street Bank and Trust Company (2009 to 2018).
Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Legal Administration Manager (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC.

39

Q3 ALL-WEATHER FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Gweneth Gosselink Year of Birth: 1955	Since January 2020	Chief Compliance Officer (January 2020 to present)	Assistant Vice President, Compliance Officer of Ultimus Fund Solutions, LLC (December 2019 to present); CCO Consultant at GKG Consulting, LLC (December 2019 to present); Chief Operating Officer & CCO at Miles Capital, Inc. (June 2013 to December 2019).
Martin Dean Year of Birth: 1963	Since 2019	Assistant Chief Compliance Officer (January 2020 to present) Interim Chief Compliance Officer (October 2019 to January 2020) Assistant Chief Compliance Officer (January 2016 to 2017)	Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC (January 2016 to present).

Additional information about members of the Board and executive officers is available in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-561-3087.

40

Q3 ALL-WEATHER FUNDS
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, each Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; each Fund’s short- and long-term cash flow projections; and each Fund’s cash holdings and access to other funding sources. The Funds’ Board of Trustees (the “Board”) approved the appointment of the Liquidity Administrator Committee, comprising of the Funds’ Adviser and certain Trust officers, to be responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The annual written report assessing the Program (the “Report”) was presented to the Board at the October 18 - 19, 2021 Board meeting and covered the period from June 1, 2020 to May 31, 2021 (the “Review Period”).

During the Review Period, the Funds did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period, the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and the Program has been effectively implemented.

41

Q3-AR-21

U.S. VALUE ETF

(USVT)

Annual Report

November 30, 2021

U.S. VALUE ETF	November 30, 2021
LETTER TO SHAREHOLDERS	(Unaudited)

Dear Fellow Shareholders,

Enclosed is the initial Annual Report to shareholders of U.S. Value ETF (“USVT”). We are excited to report on the launch and progress and to thank you for your investment.

U.S Value ETF

U.S. Value ETF is designed for those seeking value exposure through a passive management process. USVT aims to track the investment results (before fees and expenses) of the Lyrical U.S. Value Index (the “Index”). The Index, developed by Lyrical Asset Management LP, seeks to represent a deep value investing program and its related benefits. The Index draws on proprietary investment screens which identify a 200-stock, cheapest quintile out of a universe of the top 1,000 US stocks by market capitalization. Cheapness relates to one-year-forward, median analyst projections of price-to-earnings ratios.

In contrast to the most broadly cited “value” indexes, we believe the Index (and, thus, the Fund) benefits from a process that is both straightforward and clearly value-focused. The other indexes suffer from several frailties, including a melding of value factors with anti-growth factors (as if value and growth work in opposition) and including most of the securities in their respective universes.

Since launch on September 13, 2021 through November 30, 2021, USVT has produced a cumulative total return of +0.76%, compared to the -1.11% cumulative total return for the S&P 500® Value Index (the “S&P 500 Value”). Of the 200 positions in USVT, 46% produced a positive return, and 50% outperformed the S&P 500® Value Index.

As of November 30, 2021, the valuation of our portfolio is 8.4 times the next-twelve-months consensus earnings. The S&P 500® Value has a valuation of 15.4 times earnings on this same basis, a premium of 146% over USVT.

We consider this an opportune time for investments into USVT. We believe we are less than two years into a value upcycle, and historically such upcycles have lasted six to ten years,

Thank you for your continued interest and confidence in USVT.

Sincerely,

Lyrical Asset Management LP

1

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-884-8099.

An investor should consider the investment objectives, risks, charges and expenses of the fund carefully before investing. The fund’s prospectus contains this and other important information. To obtain a copy of the fund’s prospectus please visit the fund’s website at www.usvalueetf.com or call 1-888-884-8099 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The fund is distributed by Northern Lights Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the fund, may be sold at any time, and may no longer be held by the Funds. For a complete list of securities held by the fund as of November 30, 2021, please see the Schedules of Investments section of this Report. The opinions of the Fund’s adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Funds and the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward- looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

2

U.S. VALUE ETF
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
U.S. Value ETF versus the S&P® 500 Value Index and the Lyrical U.S. Value Index

Total Returns (for the period ended November 30, 2021)

Since
Inception (b)
U.S. Value ETF (a)	0.76%
U.S. Value ETF - At Market Value (a)	0.84%
S&P 500® Value Index (c)	(1.11%)
Lyrical U.S. Value Index (d)	0.79%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was September 14, 2021.

(c)	The S&P 500® Value Index measure value stocks using three factors: the ratios of book value, earnings, and sales to price. Constituents are drawn from the S&P 500® Index. The Index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

(d)	The Lyrical U.S. Value Index creation process begins with the assessment of the top 1,000 U.S. stocks by market capitalization and then uses an investment screen to cull the universe to 200. Generally, the approach emphasizes analyst projections for one-year-forward price-to-earnings ratios. On each quarterly rebalance, each stock in the cheapest quintile is equally weighted in the ETF.

3

U.S. VALUE ETF
PORTFOLIO INFORMATION
November 30, 2021 (Unaudited)

U.S. Value ETF vs. S&P 500® Index Sector Diversification

30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
(% of Net Assets)
Communications
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Materials
Real Estate
Technology
Utilities
U.S. Value ETF
S&P 500® Index

Top Ten Equity Holdings

% of
Security Description	Net Assets
Avis Budget Group, Inc.	1.1%
NVR, Inc.	0.7%
Ford Motor Company	0.6%
HP, Inc.	0.6%
Pfizer, Inc.	0.6%
Builders FirstSource, Inc.	0.6%
Macy’s, Inc.	0.6%
Novavax, Inc.	0.6%
Seagate Technology Holdings plc	0.6%
ZIM Integrated Shipping Services Ltd.	0.6%

4

U.S. VALUE ETF
SCHEDULE OF INVESTMENTS
November 30, 2021

COMMON STOCKS — 99.1%	Shares	Value
Communications — 3.1%
Advertising & Marketing — 0.4%
Omnicom Group, Inc.	209	$14,068

Cable & Satellite — 0.4%
Altice USA, Inc. - Class A (a)	835	13,226

Entertainment Content — 0.4%
ViacomCBS, Inc. - Class B	398	12,318

Publishing & Broadcasting — 0.5%
Nexstar Media Group, Inc. - Class A	103	15,399

Telecommunications — 1.4%
AT&T, Inc.	590	13,470
Lumen Technologies, Inc.	1,255	15,486
Verizon Communications, Inc.	295	14,830
		43,786
Consumer Discretionary — 16.6%
Apparel & Textile Products — 2.1%
Capri Holdings Ltd. (a)	310	18,358
Hanesbrands, Inc.	924	14,923
PVH Corporation	147	15,697
Tapestry, Inc.	412	16,529
		65,507
Automotive — 3.1%
Autoliv, Inc.	172	16,579
BorgWarner, Inc.	342	14,802
Ford Motor Company	1,054	20,226
General Motors Company (a)	279	16,146
Harley-Davidson, Inc.	432	15,824
Lear Corporation	95	15,940
		99,517
Home & Office Products — 1.0%
Newell Brands, Inc.	702	15,072
Whirlpool Corporation	78	16,984
		32,056

5

U.S. VALUE ETF
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 99.1% (Continued)	Shares	Value
Consumer Discretionary — 16.6% (Continued)
Home Construction — 3.3%
DR Horton, Inc.	186	$18,172
Lennar Corporation - Class A	166	17,438
Mohawk Industries, Inc. (a)	87	14,605
NVR, Inc. (a)	4	20,901
PulteGroup, Inc.	330	16,510
Toll Brothers, Inc.	274	17,391
		105,017
Leisure Products — 1.4%
Brunswick Corporation	159	14,932
Polaris, Inc.	127	14,197
Thor Industries, Inc.	131	13,848
		42,977
Retail - Discretionary — 5.7%
AutoNation, Inc. (a)	134	16,596
Avis Budget Group, Inc. (a)	122	33,499
Best Buy Company, Inc.	145	15,495
Builders FirstSource, Inc. (a)	287	19,929
Dick’s Sporting Goods, Inc.	132	15,518
Gap, Inc. (The)	674	11,141
Kohl’s Corporation	338	17,316
Lithia Motors, Inc.	48	13,984
Macy’s, Inc.	698	19,893
Penske Automotive Group, Inc.	153	15,242
		178,613
Consumer Staples — 3.0%
Beverages — 0.5%
Molson Coors Beverage Company - Class B	337	14,976

Food — 0.5%
Tyson Foods, Inc. - Class A	200	15,792

Retail - Consumer Staples — 1.0%
Kroger Company (The)	401	16,653
Walgreens Boots Alliance, Inc.	327	14,650
		31,303
Tobacco & Cannabis — 0.5%
Altria Group, Inc.	337	14,370

Wholesale - Consumer Staples — 0.5%
Bunge Ltd.	186	16,102

6

U.S. VALUE ETF
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 99.1% (Continued)	Shares	Value
Energy — 9.9%
Oil & Gas Producers — 9.9%
Antero Resources Corporation (a)	784	$13,767
APA Corporation	676	17,421
Chesapeake Energy Corporation	245	14,587
ConocoPhillips	220	15,429
Coterra Energy, Inc.	728	14,618
DCP Midstream, L.P.	497	13,086
Devon Energy Corporation	409	17,203
Diamondback Energy, Inc.	149	15,903
Energy Transfer, L.P.	1,631	13,733
Enterprise Products Partners, L.P.	678	14,502
EOG Resources, Inc.	182	15,834
Exxon Mobil Corporation	259	15,499
Magellan Midstream Partners, L.P.	340	15,769
MPLX, L.P.	533	15,622
Ovintiv, Inc.	418	14,530
Phillips 66 Partners, L.P.	412	14,189
Pioneer Natural Resources Company	85	15,157
Plains All American Pipeline, L.P.	1,528	14,210
Range Resources Corporation (a)	678	13,262
Southwestern Energy Company (a)	3,031	13,579
Western Midstream Partners, L.P.	728	13,999
		311,899
Financials — 28.9%
Asset Management — 3.5%
Affiliated Managers Group, Inc.	102	17,354
Ameriprise Financial, Inc.	57	16,507
Franklin Resources, Inc.	520	16,848
Invesco Ltd.	625	13,956
Janus Henderson Group plc	349	14,913
Owl Rock Capital Corporation	1,112	15,501
Stifel Financial Corporation	218	15,480
		110,559
Banking — 8.7%
Bank OZK	360	16,095
Citigroup, Inc.	220	14,014
Citizens Financial Group, Inc.	327	15,457
Credicorp Ltd.	125	14,750
First Citizens BancShares, Inc. - Class A	19	15,276
First Horizon Corporation	953	15,372
Huntington Bancshares, Inc.	989	14,677

7

U.S. VALUE ETF
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 99.1% (Continued)	Shares	Value
Financials — 28.9% (Continued)
Banking — 8.7% (Continued)
KeyCorp	693	$15,551
M&T Bank Corporation	103	15,101
New York Community Bancorp, Inc.	1,160	13,897
Popular, Inc.	196	15,253
Regions Financial Corporation	722	16,425
Synovus Financial Corporation	347	15,716
Truist Financial Corporation	262	15,539
Valley National Bancorp	1,145	15,389
Wells Fargo & Company	334	15,958
Western Alliance Bancorp	141	15,479
Zions Bancorporation N.A.	251	15,833
		275,782
Institutional Financial Services — 2.0%
Bank of New York Mellon Corporation (The)	288	15,779
Goldman Sachs Group, Inc. (The)	40	15,240
Jefferies Financial Group, Inc.	398	14,957
State Street Corporation	177	15,748
		61,724
Insurance — 9.6%
Aflac, Inc.	291	15,755
Alleghany Corporation (a)	25	16,172
Allstate Corporation (The)	124	13,481
American International Group, Inc.	276	14,518
Arch Capital Group Ltd. (a)	384	15,506
Athene Holding Ltd. - Class A (a)	218	17,858
Equitable Holdings, Inc.	505	15,887
Everest Re Group Ltd.	58	14,870
Globe Life, Inc.	167	14,452
Hartford Financial Services Group, Inc. (The)	218	14,410
Lincoln National Corporation	219	14,526
MetLife, Inc.	245	14,372
Old Republic International Corporation	645	15,454
Primerica, Inc.	98	14,421
Principal Financial Group, Inc.	233	15,979
Prudential Financial, Inc.	145	14,828
Reinsurance Group of America, Inc.	132	12,528
RenaissanceRe Holdings Ltd.	108	16,643
Travelers Companies, Inc. (The)	100	14,695
Voya Financial, Inc.	241	14,976
		301,331

8

U.S. VALUE ETF
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 99.1% (Continued)	Shares	Value
Financials — 28.9% (Continued)
Specialty Finance — 5.1%
AerCap Holdings N.V. (a)	264	$14,795
AGNC Investment Corporation	985	15,061
Ally Financial, Inc.	298	13,657
Annaly Capital Management, Inc.	1,863	15,090
Capital One Financial Corporation	94	13,210
Discover Financial Services	124	13,373
Fidelity National Financial, Inc.	334	16,336
First American Financial Corporation	221	16,394
OneMain Holdings, Inc.	276	13,742
Starwood Property Trust, Inc.	632	15,775
Synchrony Financial	318	14,243
		161,676
Health Care — 12.0%
Biotech & Pharma — 7.5%
AbbVie, Inc.	143	16,485
Amgen, Inc.	75	14,916
Bausch Health Companies, Inc. (a)	564	13,446
Biogen, Inc. (a)	55	12,966
Bristol-Myers Squibb Company	269	14,426
Gilead Sciences, Inc.	232	15,992
Jazz Pharmaceuticals plc (a)	114	13,665
Merck & Company, Inc.	195	14,607
Novavax, Inc. (a)	95	19,820
Organon & Company	480	14,030
Pfizer, Inc.	371	19,935
Regeneron Pharmaceuticals, Inc. (a)	29	18,459
Royalty Pharma plc - Class A	442	17,578
United Therapeutics Corporation (a)	81	15,350
Viatris, Inc.	1,162	14,304
		235,979
Health Care Facilities & Services — 4.5%
AmerisourceBergen Corporation	133	15,395
Cardinal Health, Inc.	324	14,979
Centene Corporation (a)	247	17,638
Cigna Corporation	78	14,968
CVS Health Corporation	188	16,743
DaVita, Inc. (a)	139	13,136
McKesson Corporation	79	17,124
Tenet Healthcare Corporation (a)	250	18,217
Universal Health Services, Inc. - Class B	120	14,248
		142,448

9

U.S. VALUE ETF
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 99.1% (Continued)	Shares	Value
Industrials — 5.1%
Electrical Equipment — 0.5%
Vontier Corporation	469	$14,778

Industrial Support Services — 0.5%
WESCO International, Inc. (a)	131	16,261

Machinery — 1.4%
AGCO Corporation	124	13,666
CNH Industrial N.V.	956	15,640
Oshkosh Corporation	151	16,248
		45,554
Transportation & Logistics — 1.7%
FedEx Corporation	71	16,356
Knight-Swift Transportation Holdings, Inc.	320	18,320
ZIM Integrated Shipping Services Ltd.	358	19,790
		54,466
Transportation Equipment — 1.0%
Cummins, Inc.	67	14,053
PACCAR, Inc.	189	15,767
		29,820
Materials — 11.0%
Chemicals — 4.4%
Celanese Corporation	99	14,985
Dow, Inc.	270	14,831
Eastman Chemical Company	150	15,644
FMC Corporation	176	17,633
Huntsman Corporation	501	15,877
LyondellBasell Industries N.V. - Class A	161	14,028
Mosaic Company (The)	396	13,551
Olin Corporation	321	17,446
Westlake Chemical Corporation	161	14,960
		138,955
Construction Materials — 0.5%
Owens Corning	175	14,847

Containers & Packaging — 2.0%
Berry Global Group, Inc. (a)	257	17,745
Graphic Packaging Holding Company	817	16,128
International Paper Company	290	13,201
WestRock Company	313	13,581
		60,655

10

U.S. VALUE ETF
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 99.1% (Continued)	Shares	Value
Materials — 11.0% (Continued)
Forestry, Paper & Wood Products — 0.5%
Louisiana-Pacific Corporation	251	$16,403

Metals & Mining — 1.5%
Alcoa Corporation	334	15,541
Cleveland-Cliffs, Inc. (a)	757	15,405
Freeport-McMoRan, Inc.	454	16,834
		47,780
Steel — 2.1%
Nucor Corporation	159	16,895
Reliance Steel & Aluminum Company	111	16,498
Steel Dynamics, Inc.	264	15,787
United States Steel Corporation	750	16,958
		66,138
Technology — 7.9%
Semiconductors — 1.5%
Amkor Technology, Inc.	634	13,669
Intel Corporation	292	14,366
Micron Technology, Inc.	226	18,984
		47,019
Technology Hardware — 4.7%
Arrow Electronics, Inc. (a)	135	16,423
Dell Technologies, Inc. - Class C (a)	273	15,416
Flex Ltd. (a)	847	14,484
Hewlett Packard Enterprise Company	1,067	15,311
HP, Inc.	566	19,969
Jabil, Inc.	252	14,732
Seagate Technology Holdings plc	193	19,815
TD SYNNEX Corporation	149	15,416
Western Digital Corporation (a)	276	15,964
		147,530
Technology Services — 1.7%
DXC Technology Company (a)	456	13,675
International Business Machines Corporation	114	13,349
Nielsen Holdings plc	811	15,540
Western Union Company (The)	760	12,023
		54,587

11

U.S. VALUE ETF
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 99.1% (Continued)	Shares	Value
Utilities — 1.6%
Electric Utilities — 1.6%
Edison International	277	$18,083
NRG Energy, Inc.	383	13,796
PG&E Corporation (a)	1,496	17,772
		49,651

Investments at Value — 99.1% (Cost $3,188,615)		$3,120,869

Other Assets in Excess of Liabilities — 0.9%		27,570

Net Assets — 100.0%		$3,148,439

(a)	Non-income producing security.

See accompanying notes to financial statements.

12

U.S. VALUE ETF
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2021

ASSETS
Investments in securities:
At cost	$3,188,615
At value (Note 2)	$3,120,869
Cash	27,064
Receivable from Adviser (Note 4)	10,820
Dividends receivable	5,894
Tax reclaims receivable	3
Total assets	3,164,650

LIABILITIES
Payable to administrator (Note 4)	5,167
Other accrued expenses and liabilities	11,044
Total liabilities	16,211

NET ASSETS	$3,148,439

NET ASSETS CONSIST OF:
Paid-in capital	$3,201,486
Accumulated deficit	(53,047)
NET ASSETS	$3,148,439

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	125,000

Net asset value, offering price and redemption price per share (Note 2)	$25.19

See accompanying notes to financial statements.

13

U.S. VALUE ETF
STATEMENT OF OPERATIONS
Period Ended November 30, 2021 (a)

INVESTMENT INCOME
Dividend income	$12,859

EXPENSES
Administration fees (Note 4)	12,523
Legal fees	11,142
Custody fees	5,671
Trustees’ fees and expenses (Note 4)	4,328
Compliance fees (Note 4)	3,000
Investment advisory fees (Note 4)	2,042
Registration and filing fees	1,770
Transfer agent fees	1,440
Other expenses	4,103
Total expenses	46,019
Less fees reduced and expenses reimbursed by Adviser (Note 4)	(43,752)
Net expenses	2,267

NET INVESTMENT INCOME	10,592

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investment transactions	4,107
Net change in unrealized appreciation (depreciation) on investments	(67,746)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(63,639)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(53,047)

(a)	Represents the period from the commencement of operations (September 14, 2021) through November 30, 2021.

See accompanying notes to financial statements.

14

U.S. VALUE ETF
STATEMENT OF CHANGES IN NET ASSETS

Period
Ended
November 30,
2021(a)
FROM OPERATIONS
Net investment income	$10,592
Net realized gains from investment transactions	4,107
Net change in unrealized appreciation (depreciation) on investments	(67,746)
Net decrease in net assets resulting from operations	(53,047)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued	3,201,486

TOTAL INCREASE IN NET ASSETS	3,148,439

NET ASSETS
Beginning of period	—
End of period	$3,148,439

SHARE TRANSACTIONS
Shares issued	125,000
Net increase in shares outstanding	125,000
Shares outstanding at beginning of period	—
Shares outstanding at end of period	125,000

(a)	Represents the period from the commencement of operations (September 14, 2021) through November 30, 2021.

See accompanying notes to financial statements.

15

U.S. VALUE ETF
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout the Period:

	Period
	Ended
	Nov. 30,
	2021 (a)
Net asset value at beginning of period	$25.00
Income from investment operations:
Net investment income (b)	0.13
Net realized and unrealized gains on investments	0.06	(c)
Total from investment operations	0.19
Net asset value at end of period	$25.19
Market price at end of period	$25.21
Total return (d)	0.76	% (e)
Total return at market (f)	0.84	% (e)
Net assets at end of period (000’s)	$3,148
Ratios/supplementary data:
Ratio of total expenses to average net assets	10.04	% (g)
Ratio of net expenses to average net assets (h)	0.49	% (g)
Ratio of net investment income to average net assets (h)	2.31	% (g)
Portfolio turnover rate (i)	23	% (e)

(a)	Represents the period from the commencement of operations (September 14, 2021) through November 30, 2021.

(b)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(c)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same period.

(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)	Not annualized.

(f)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(g)	Annualized.

(h)	Ratio was determined after fee reductions and expense reimbursements (Note 4).

(i)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

16

U.S. VALUE ETF
NOTES TO FINANCIAL STATEMENTS
November 30, 2021

1.	Organization

U.S. Value ETF (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. The Fund commenced operations on September 14, 2021.

The Fund is an exchange-traded fund (“ETF”). The investment objective of the Fund is to seek to track the investment results (before fees and expenses) of the Lyrical U.S. Value Index.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”.) The Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares, of at least 25,000 Shares, (“Creation Units”). Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts that differ from a Creation Unit.

2.	Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse

17

U.S. VALUE ETF
NOTES TO FINANCIAL STATEMENTS (Continued)

in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments by the inputs used to value the investments as of November 30, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks	$3,120,869	$—	$—	$3,120,869
Total	$3,120,869	$—	$—	$3,120,869

Refer to the Fund’s Schedule of Investments for a listing of securities by sector and industry type. The Fund did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the period ended November 30, 2021.

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the assets, less the liabilities, by the number of shares outstanding. The offering price and redemption price per share is equal to the NAV per share.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income, if any, is accrued as earned. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Withholding taxes on foreign dividends, if any, have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

18

U.S. VALUE ETF
NOTES TO FINANCIAL STATEMENTS (Continued)

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – The Fund distributes to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. There were no distributions paid to shareholders by the Fund during the period ended November 30, 2021.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of November 30, 2021:

Tax cost of portfolio investments	$3,186,846
Gross unrealized appreciation	$100,899
Gross unrealized depreciation	(166,876)
Net unrealized depreciation	(65,977)
Undistributed ordinary income	12,751
Undistributed long-term capital gains	179
Accumulated deficit	$(53,047)

19

U.S. VALUE ETF
NOTES TO FINANCIAL STATEMENTS (Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for the Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to adjustments to basis on passive foreign investment companies, publicly traded partnerships and real estate investment trusts.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for the current tax year and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3.	Investment Transactions

During the period ended November 30, 2021, cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, amounted to $502,480 and $491,493. Purchases and sales of in-kind transactions for the period ended November 30, 2021 amounted to $3,173,695 and $0. There were no realized gains from in-kind transactions during the period ended November 30, 2021.

4.	Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Lyrical Asset Management L.P. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.45% of average daily net assets. During the period ended November 30, 2021, the Adviser earned $2,042 of fees under the Investment Advisory Agreement.

Pursuant to an Expense Limitation Agreement (“ELA”) between the Fund and the Adviser, the Adviser has contractually agreed, until July 30, 2023, to reduce investment advisory fees and reimburse other operating expenses to limit total annual operating expenses of the Fund (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs; and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.49% of the average daily net assets of the Fund’s shares.

Accordingly, during the period ended November 30, 2021, the Adviser did not collect any of its investment advisory fees from the Fund and reimbursed other operating expenses of $41,710.

20

U.S. VALUE ETF
NOTES TO FINANCIAL STATEMENTS (Continued)

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause total annual fund operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of November 30, 2021, the Adviser may seek repayment of advisory fee reductions and expense reimbursements no later than the dates below:

November 30, 2024	Total
$43,752	$43,752

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and compliance services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Northern Lights Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser for acting as principal underwriter.

A Trustee and certain officers of the Trust are also officers of Ultimus.

TRUSTEE COMPENSATION

Effective October 20, 2021, each member of the Board (a “Trustee”) who is not an “interested person” (as defined by the 1940 Act, as amended) of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,700 annual retainer from the Fund, paid in quarterly installments. Each Independent Trustee also receives from the Fund a fee of $550 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to October 20, 2021, each Independent Trustee received a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who received a $1,500 annual retainer from the Fund, paid in quarterly installments. Each Independent Trustee also received from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

21

U.S. VALUE ETF
NOTES TO FINANCIAL STATEMENTS (Continued)

5.	Capital Share Transactions

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units” of 25,000 shares. Only Authorized Participants (“APs”) or transactions done through an Authorized Participant (“AP”) are permitted to purchase or redeem Creation Units from the Fund. An AP is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances. The Fund charges APs standard creation and redemption transaction fees (“Transaction Fees”) to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the AP on the day such AP creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the AP on the applicable business day. Similarly, the standard redemption transaction fee is charged to the AP on the day such AP redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the AP on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to cash transactions (which may, in certain instances, be based on a good faith estimate of transaction costs). For the period ended November 30, 2021, the Fund received $2,400 in transaction fees.

The Transaction Fees for the Fund are listed in the table below:

Maximum Additional Variable
Fee for In-Kind and Cash Purchases	Change for Cash Purchases*
$250	2.00%*

*	As a percentage of the amount invested.

6.	Investment Risks

ETF Risk

The NAV of the Fund can fluctuate up or down, and a shareholder could lose money investing in the Fund if the prices of the securities owned by the Fund decline. In addition, the Fund may be subject to the following risks: (1) the market price of the Fund’s shares

22

U.S. VALUE ETF
NOTES TO FINANCIAL STATEMENTS (Continued)

may trade above or below its NAV; (2) an active trading market for the Fund’s shares may not develop or be maintained; or (3) trading of the Fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Sector Risk

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of November 30, 2021, the Fund had 28.9% of the value of its net assets invested in stocks within the Financials sector.

7.	Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8.	Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

23

U.S. VALUE ETF
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust

and the Shareholders of U.S. Value ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of U.S. Value ETF, a series of shares of beneficial interest in Ultimus Managers Trust (the “Fund”), including the schedule of investments, as of November 30, 2021, and the related statements of operations, changes in net assets and the financial highlights for the period from September 14, 2021 (commencement of operations) through November 30, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, and the results of its operations, the changes in its net assets and its financial highlights for the period September 14, 2021 through November 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

24

U.S. VALUE ETF
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Ultimus Managers Trust since 2013.

Philadelphia, Pennsylvania

January 24, 2022

25

U.S. VALUE ETF
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you may incur two types of costs: (1) transactions costs, including commissions on trading, as applicable; and (2) ongoing costs, including investment advisory fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (June 1, 2021) and held until the end of the period (November 30, 2021).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs. Further, the expenses do not include any brokerage commissions on investors’ purchases or redemptions of Fund shares as described in the Fund’s prospectus.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

26

U.S. VALUE ETF
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning	Ending	Net	Expenses
	Account Value	Account Value	Expense	Paid During
	June 1, 2021(a)	November 30, 2021	Ratio(b)	Period(c)
Based on Actual Fund Return	$1,000.00	$1,007.60	0.49%	$1.05
Based on Hypothetical 5%Return (before expenses)	$1,000.00	$1,022.55	0.49%	$2.48

(a)	Beginning Account Value is as of September 14, 2021 (date of commencement of operations) for the Actual Fund Return information.

(b)	Annualized, based on the Fund’s expenses during the period since the commencement of operations.

(c)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 78/365 (to reflect the period since the commencement of operations) and 183/365 (to reflect the one-half year period), for Actual fund Return and Hypothetical 5% Return information, respectively.

27

U.S. VALUE ETF
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-833-825-8383, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the period ended June 30, 2022 will be available on or about August 31, 2022 without charge upon request by calling toll-free 1-833-825-8383, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-833-825-8383. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

28

U.S. VALUE ETF
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise their day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
David R. Carson* Year of Birth: 1958	Trustee Since 2021 Officer Since February 2012	Trustee (January 2021 to present) Vice President (January 2021 to present; and previously April 2013 to October 2013) President and Principal Executive Officer of each of its series (October 2013 to January 2021)	Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President of Unified Series Trust (January 2017 to present).	26	Interested Trustee of 21 series of the Unified Series Trust (a registered management company) (January 2017 to present).
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Chairperson (October 2019 to present) Trustee (January 2016 to present)	Retired since 2013; previously Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	26	n/a

29

U.S. VALUE ETF
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (Continued):
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since February 2016; Vice President of Tax Treasury at The Standard Register, Inc. from November 2011 to 2016.	26	n/a
Jacqueline A. Williams Year of Birth: 1954	Since June 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC.	26	n/a
Clifford N. Schireson Year of Birth: 1953	Since June 2019	Trustee	Retired; Founder of Schireson Consulting, LLC (2017 to 2021); Director of Institutional Services for Brandes Investment Partners, LP (2004-2017).	26	Trustee of the San Diego City Employees’ Retirement System (August 2019 to present).
Robert E. Morrison Year of Birth: 1957	Since June 2019	Trustee	Retired; Senior Vice President and National Practice Lead for Investment, Huntington National Bank/ Huntington Private Bank (2014 to 2022); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014).	26	Independent Trustee and Chairman of the Ultimus Managers Trust (2012 to 2014).

*	Mr. Carson is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributor. Mr. Carson was President of the Trust from October 2013 to January 2021 and Vice President of the Trust from April 2013 to October 2013.

30

U.S. VALUE ETF
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Todd E. Heim Year of Birth: 1967	Since 2014	President (January 2021 to present); Vice President (2014 to January 2021)	Relationship Management Director and Vice President of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager of Ultimus Managers Trust (2014 to 2018); Naval Flight Officer of United States Navy (May 1989 to June 2017).
Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (2014 to present) Assistant Treasurer (April 2014 to October 2014)	Senior Vice President, Fund Accounting of Ultimus Fund Solutions, LLC (2014 to present).
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	Assistant Vice President, Fund Accounting (September 2015 to present); Fund Accounting Manager (March 2012 to August 2015) of Ultimus Fund Solutions, LLC.
Khimmara Greer Year of Birth: 1983	Since 2021	Secretary (October 2021 to present)	Vice President and Senior Legal Counsel of Ultimus Fund Solutions, LLC (2021 to present); Vice President, Asset Servicing – Regulatory Administration of The Bank of New York Mellon (2019 to 2021); Vice President and Counsel of State Street Bank and Trust Company (2015 to 2019); and Regulatory Advisor – Fund Regulatory Services of JPMorgan Chase Bank (2014 to 2015).
David K. James Year of Birth: 1970	Since 2021	Assistant Secretary (October 2021 to present) Secretary (July 2021 to October 2021)	Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present); Managing Director and Managing Counsel of State Street Bank and Trust Company (2009 to 2018).
Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Legal Administration Manager (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC.

31

U.S. VALUE ETF
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Gweneth Gosselink Year of Birth: 1955	Since January 2020	Chief Compliance Officer (January 2020 to present)	Assistant Vice President, Compliance Officer of Ultimus Fund Solutions, LLC (December 2019 to present); CCO Consultant at GKG Consulting, LLC (December 2019 to present); Chief Operating Officer & CCO at Miles Capital, Inc. (June 2013 to December 2019).
Martin Dean Year of Birth: 1963	Since 2019	Assistant Chief Compliance Officer (January 2020 to present) Interim Chief Compliance Officer (October 2019 to January 2020) Assistant Chief Compliance Officer (January 2016 to 2017)	Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC (January 2016 to present).

Additional information about members of the Board and executive officers is available in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll free 1-833-825-8383.

32

U.S. VALUE ETF
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Investment Advisory Agreement with Lyrical Asset Management LP (the “Adviser” or “Lyrical”) for an initial term of two years (the “Agreement”). The Board approved the Agreement at a meeting held on April 19, 20 and 21, 2021, at which all of the Trustees were present and by written consent on August 30, 2021.

In deciding whether to approve the Agreement, the Board recalled its discussion with the representative from Lyrical during the meeting held on March 25, 2021 and during the meeting held on April 19, 20 and 21, 2021, and its review of the various materials related to Lyrical and Fund. The Board further considered those materials and discussions and numerous other factors, including:

The nature, extent, and quality of the services to be provided by the Adviser. In this regard, the Board considered the responsibilities Lyrical would have under the Agreement for the Fund. The Board also considered the proposed services that Lyrical would provide to the Fund including, without limitation, providing a continuous investment program for the Fund, Lyrical’s procedures for assuring compliance with the Fund’s investment objective and limitations, complying with the Trust’s policies and procedures and voting proxies on behalf of the Fund. The Board considered the qualifications and experience of Lyrical’s portfolio managers who will be responsible for the day-to day management of the Fund’s portfolio, as well as the qualifications of other individuals at Lyrical who provide services to the Fund. The Board concluded that the quality, extent, and nature of the services to be provided by Lyrical to the Fund were satisfactory and adequate.

The investment management capabilities and experience of the Adviser. In this regard, the Board considered the investment management experience of Lyrical and its principals. The Board considered its discussion with the representative from Lyrical regarding the investment objective and strategies for the Fund and Lyrical’s experience and plans for implementing such strategies. In particular, the Board considered the information from Lyrical regarding prior experience in the financial industry by Lyrical and its principals. After consideration of these and other factors, the Board determined that Lyrical has the requisite knowledge and experience to serve as investment adviser for the Fund.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund. In this regard, the Board considered Lyrical’s methods of operation; the education and experience of Lyrical’s staff to be assigned to the Fund; Lyrical’s financial condition and the level of commitment to the Fund; and the projected asset levels of the Fund. The Board also considered the proposed management fee for the Fund, the proposed expense limitation agreement (the “ELA”) and proposed overall expense ratio, each as compared to the other funds in the Fund’s custom peer group and Morningstar category and to the fees charged by the Lyrical to other clients with comparable mandates to Fund. The Board considered the anticipated profitability

33

U.S. VALUE ETF
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)(Continued)

of Lyrical from the Fund and the potential benefits that Lyrical would receive from its management of the Fund. The Board concluded that the proposed advisory fee to be paid to Lyrical by the Fund and proposed total expense limit for the Fund were reasonable in light of the nature and quality of the services to be provided by Lyrical.

The extent to which the Fund and its investors would benefit from economies of scale. In this regard, the Board considered the Agreement and the ELA. The Board determined that while the proposed advisory fee rate was flat and would stay the same as asset levels increased, the shareholders of the Fund would benefit from the ELA until the assets of the Fund reached sufficient size. The Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by Lyrical with respect to economies of scale.

After further discussion of the factors noted above and in reliance of the information provided by Lyrical and Trust management and taking into account the totality of all factors discussed and information presented at the meeting, the Board indicated its desire to approve the Agreement and the Fund’s ELA. It was noted that in the Trustees’ deliberations regarding the approval of the Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors listed above. After full consideration of the above factors as well as other factors, the Board unanimously approved the Agreement.

34

U.S. VALUE ETF
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short- and long-term cash flow projections; and its cash holdings and access to other funding sources. The Fund’s Board of Trustees (the “Board”) approved the appointment of the Liquidity Administrator Committee, comprising of the Fund’s Adviser and certain Trust officers, to be responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The annual written report assessing the Program (the “Report”) was presented to the Board at the October 18 - 19, 2021 Board meeting and covered the period from June 1, 2020 to May 31, 2021 (the “Review Period”).

During the Review Period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period, the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and the Program has been effectively implemented.

SCT Code: 14359249-NLD-1/26/2022

35

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(b)	Not applicable.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Janine L. Cohen. Ms. Cohen is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.
(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $63,400 and $65,300 with respect to the registrant’s fiscal years ended November 30, 2021 and November 30, 2020, respectively.
(b)	Audit-Related Fees. No fees were billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.
(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $18,000 and $18,000 with respect to the registrant’s fiscal years ended November 30, 2021 and November 30, 2020, respectively. The services comprising these fees relate to tax preparation of the registrant’s federal income and excise tax returns.
(d)	All Other Fees. No fees were billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) During the fiscal years ended November 30, 2021 and 2020, aggregate non-audit fees of $18,000 and $18,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in the last fiscal year by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)       Not applicable [schedule filed with Item 1]

(b)       Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH Code of Ethics

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ultimus Managers Trust

By (Signature and Title)*		/s/ Khimmara Greer
Khimmara Greer, Secretary

Date	February 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Todd E. Heim
Todd E. Heim, Principal Executive Officer

Date	February 1, 2022

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer and Principal Financial Officer

Date	February 1, 2022

* Print the name and title of each signing officer under his or her signature.